SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials

CalAmp Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CalAmp Corp.
1401 N. Rice Avenue
Oxnard, CA 93030
(805) 987-9000

June 16, 2014

Dear Stockholder:

     You are cordially invited to attend the 2014 Annual Meeting of Stockholders of CalAmp Corp. to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, on Tuesday, July 29, 2014 at 10:00 a.m. local time. We describe in detail the actions we expect to take at our 2014 Annual Meeting in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Please use this opportunity to take part in our affairs by voting on the business to come before the 2014 Annual Meeting. Only stockholders of record at the close of business on June 4, 2014 may vote at the 2014 Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by completing, signing, dating and returning the enclosed proxy promptly or submit your proxy over the Internet or by telephone. See "How do I vote? (Voting Procedures)" on page 2 of the following Proxy Statement for more details. Returning the paper proxy card or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

     You may receive an additional copy of our Annual Report on Form 10-K for the year ended February 28, 2014, or a copy of the exhibits to our Annual Report on Form 10-K, without charge by sending a written request to our Corporate Secretary at the address above.

     Thank you for your ongoing support of CalAmp Corp. We look forward to seeing you at our 2014 Annual Meeting.

Sincerely,

Michael Burdiek
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

     Even if you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly or submit your proxy over the Internet or by telephone. If you are a stockholder of record and attend the Annual Meeting in person, you may withdraw your proxy and vote in person. You will find information on submitting your proxy over the Internet or by telephone and information about voting in person at the Annual Meeting in the "Questions and Answers about the 2014 Annual Meeting and Voting" section of the following Proxy Statement beginning on page 2.

THANK YOU FOR ACTING PROMPTLY

CALAMP CORP.
PROXY STATEMENT
2014 ANNUAL MEETING OF STOCKHOLDERS

CalAmp Corp.
1401 N. Rice Avenue
Oxnard, CA 93030
(805) 987-9000
________________

PROXY STATEMENT
________________

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

Approximate Date of Mailing: June 16, 2014

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CalAmp Corp. (the "Company" or "CalAmp") of proxies for use at the 2014 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at 10:00 a.m. local time on Tuesday, July 29, 2014 at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361.

ITEMS OF BUSINESS:

1.	To elect six directors named in the Proxy Statement to hold office until the next annual meeting of Stockholders;

2.	To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice (the “Notice of Annual Meeting”) pursuant to Item 402 of Regulation S-K (“Say-on-Pay”);

3.	To vote on a proposal to amend the Company’s certificate of incorporation to provide that the number of directors that constitute the whole Board of Directors may not be less than six and not more than ten;

4.	To vote on a proposal to amend the Company’s 2004 Incentive Stock Plan to increase the number of shares of common stock that can be issued thereunder by 2,000,000 shares;

5.	To ratify the selection of SingerLewak LLP as the independent auditing firm for the Company for the fiscal year ending February 28, 2015; and

6.	To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

VOTING RIGHTS:
In order to vote, you must have been a stockholder at the close of business on June 4, 2014 (the "Record Date"). On the Record Date, CalAmp had issued and outstanding 35,947,766 shares of common stock, par value $0.01 per share (the “Common Stock”), which is the only class of voting securities outstanding.

This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2014:

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by: (i) sending you this full set of proxy materials, including a proxy card; and (ii) notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement and Annual Report are available from Broadridge Investor Communication Services at: https://materials.proxyvote.com/128126. Broadridge does not use "cookies" or other tracking software that identifies visitors accessing this web site.

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING AND VOTING

What is a proxy?

A proxy is your legal designation of another person to vote the shares of stock you own. The person you designate is your "proxy," and you give the proxy authority to vote your shares by submitting the enclosed proxy card or voting by telephone or over the Internet. We have designated our Chairman, A.J. “Bert” Moyer, and our President and CEO, Michael Burdiek, to serve as proxies for the Annual Meeting.

Why am I receiving these proxy materials?

The Board of Directors of CalAmp is providing these proxy materials, consisting of the Proxy Statement, Proxy Card and our Annual Report for the year ended February 28, 2014, to you in connection with the solicitation of proxies for use at our Annual Meeting to be held on Tuesday, July 29, 2014, at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We are providing these proxy materials to all of our stockholders through U.S. mail unless a stockholder has specifically requested to receive these materials in electronic form via email or the Internet.

If you are receiving multiple copies of CalAmp’s proxy materials and in the future you would like to receive a single copy of CalAmp’s proxy materials for all of your stockholder accounts that have the same address, please contact Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner?

Most of our stockholders hold their shares through a broker or bank rather than directly in their own name. As summarized below, there are some distinctions between shares held "of record" and those owned “beneficially”.

Stockholder of Record. If your shares are held in certificate form that is registered directly in your name with our transfer agent, American Stock Transfer, you are considered, with respect to those shares, the "Stockholder of Record." As the Stockholder of Record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name ("Beneficial Owner"). If your shares are held in electronic form in a brokerage or bank account, you are considered to be the “Beneficial Owner” with respect to those shares, and those shares are considered to be held in "street name". In this case, the broker or bank that holds your shares on your behalf is considered to be the Stockholder of Record.

How do I vote? (Voting Procedures)

Your vote is very important. Even if you plan to attend the Annual Meeting, we recommend that you submit your vote prior to the meeting, so that your vote will be counted if you later decide not to attend the meeting. You may vote your shares by one of several means, as described below:

     Stockholders of Record can vote their shares by one of the following methods:

1.	By Mail

You may complete, sign and date the proxy card and return it in the prepaid envelope provided. If a Stockholder of Record returns the signed proxy card but does not indicate his or her voting preferences, the persons named in the proxy will vote the shares represented by that proxy as recommended by the Board of Directors.

2.	By Telephone or the Internet

Call the toll-free telephone number on the proxy card and follow the recorded instructions; or access the secure website www.proxyvote.com through the Internet and follow the instructions. Please note that the telephone and Internet voting facilities will close at 11:59 p.m. Eastern Time on July 28, 2014, the day before the Annual Meeting.

3.	In Person at the Annual Meeting

Stockholders of Record may vote their shares in person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. You may also be represented at the Annual Meeting by another person if you execute a proper legal proxy designating that person.

     Beneficial Owners may vote by one of the following methods:

1.	By Mail

You may vote by signing, dating and returning your voting instruction card that was provided to you by the broker or bank that holds your shares in the pre-addressed envelope provided.

2.	By Methods Listed on Voting Instruction Card

Please refer to your voting instruction card or other information provided by the broker or bank that holds your shares to determine whether you may vote by telephone or via the Internet, and follow the instructions on the voting instruction card or other information provided by the broker or bank.

3.	In Person at the Annual Meeting

If you are a Beneficial Owner of shares held in street name, you must obtain a legal proxy from the broker or bank that holds the shares on your behalf and present it to the Inspector of Election with your ballot in order to be able to vote in person at the Annual Meeting.

Beneficial Owners should note that the Election of Directors (Proposal One) is a "non-discretionary" item. If you are a Beneficial Owner and you do not instruct your broker or bank how to vote with respect to the election of directors, your broker or bank may not vote with respect to this proposal and those votes will be counted as "broker non-votes." See "What if I don't vote for all of the items listed on my proxy card, or what happens if I abstain or my broker does not vote?" for more information regarding broker non-votes.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, July 29, 2014, at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361 at 10:00 a.m. local time.

Who is soliciting my vote?

The proxy is solicited on behalf of the Board of Directors of the Company (the “Board” or “Board of Directors”). The proxy will be used at our Annual Meeting. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors to solicit proxies. The Board of Directors also intends to solicit the proxies held on behalf of stockholders by brokers or banks. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

Will the Annual Meeting be webcast?

We do not expect to webcast the 2014 Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote.

As of the Record Date, we had 35,947,766 shares of outstanding Common Stock, which were held by approximately 1,470 Stockholders of Record.

What is the purpose of the Annual Meeting or what proposals will be voted on at the Annual Meeting?

You are being asked to vote on:

  the election of six directors to serve until our next annual meeting of stockholders or in each case until their successor is duly elected and qualified;

  the approval on a non-binding, advisory basis of the compensation of CalAmp’s named executive officers (“NEOs”), as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”) (“Say-on-Pay”);

  the proposed amendment of the Company’s certificate of incorporation to provide that the number of directors that constitute the whole Board of Directors may not be less than six and not more than ten;

  the proposed amendment of the Company’s 2004 Incentive Stock Plan to increase the number of Common Stock shares that can be issued thereunder by 2,000,000 shares;

  the ratification of the selection of SingerLewak LLP as our independent auditing firm for the fiscal year ending February 28, 2015; and

  any other business that may properly come before the 2014 Annual Meeting.

What are the Board of Directors' recommendations on the proposals to be voted on at the Annual Meeting?

The Board of Directors recommends a vote:

  FOR the election of the six nominees for director identified in Proposal One;

  FOR the approval, on a non-binding, advisory basis of the compensation of our NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC;

  FOR the proposed amendment of the Company’s certificate of incorporation to increase the maximum size of the Board of Directors;

  FOR the proposed amendment of the Company’s 2004 Incentive Stock Plan to increase the number of Common Stock shares that can be issued thereunder by 2,000,000 shares;

  FOR the ratification of the selection of SingerLewak LLP as our independent auditing firm for the fiscal year ending February 28, 2015; and

  FOR or AGAINST other matters that come before the Annual Meeting, as the proxy holders deem advisable.

How many votes do I have?

You will have one vote for each share of our Common Stock you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the Stockholder of Record or were held for you as the Beneficial Owner through a broker or bank.

How many votes can be cast by all stockholders?

You are entitled to one vote for each share of Common Stock held on each matter considered at the Annual Meeting. We had 35,947,766 shares of Common Stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting, i.e., what constitutes a quorum?

A quorum, which is a majority of our outstanding shares as of the Record Date, must be present in person or by proxy in order to hold the Annual Meeting and to conduct business. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

If a quorum is not present at the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of any adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given, unless the adjournment is for more than 30 days, or if after the adjournment a new record date is set for the adjourned meeting.

How many votes are required to elect the directors and adopt the other proposals?

The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

Election of directors. If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. You may vote either "for" or "withhold" for each director nominee. A properly executed proxy marked "withhold" with respect to the election of the directors will not be voted with respect to the directors and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.

Say-On-Pay. The affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy and entitled to vote on the proposal is required for approval. Because your vote on the Say-on-Pay proposal is advisory, it will not be binding on the Board, the Compensation Committee of the Board or CalAmp. However, the Board will review the voting results and take them into consideration when making future decisions about executive compensation. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Increase in the maximum size of the Board. The proposed amendment to CalAmp’s certificate of incorporation to increase the maximum size of the Board of Directors requires the affirmative vote of a majority of the 35,947,766 shares of Common Stock outstanding on June 4, 2014, which is the Record Date for this Annual Meeting.

Increase in the number of Common Stock shares that can be issued under the 2004 Incentive Stock Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal is necessary to approve the amendment of the 2004 Incentive Stock Plan to increase the number of Common Stock shares that can be issued thereunder by 2,000,000.

Ratification of the appointment of SingerLewak LLP. For the ratification of the appointment of SingerLewak LLP as our independent auditing firm for the fiscal year ending February 28, 2015 the affirmative vote of a majority of the shares present, represented and entitled to vote on this proposal will be required for approval. You may vote "for," "against," or "abstain" on this proposal. If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on the matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against this proposal.

What if I don't vote for some of the items listed on my proxy card but I deliver a signed proxy card?

If you return your signed proxy card or voting instruction card but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

What is the effect if I don't cast my vote?

Stockholders of Record – If you are a Stockholder of Record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Beneficial Owner – If you are a Beneficial Owner of shares held in “street name”, it is critical that you cast your vote if you want it to count in the election of directors (Proposal One), the advisory vote on executive compensation (Proposal Two), the proposal to increase the maximum size of the Board of Directors (Proposal Three) and the proposal to increase the number of shares of Common Stock that can be issued under the 2004 Incentive Stock Plan (Proposal Four). If you hold your shares in street name and you do not instruct your bank or broker how to vote on Proposals One, Two, Three and Four, no votes will be cast on your behalf. Your bank or broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of SingerLewak as our independent auditing firm (Proposal Five).

What if I don't vote for all of the items listed on my proxy card, or what happens if I abstain or my broker does not vote?

If your proxy indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the Annual Meeting. Because the election of directors (Proposal One) is determined on the basis of plurality votes, if you abstain from voting on Proposal One, your abstention will have no effect on the voting outcome of this proposal. If you abstain from voting on the advisory vote on CalAmp’s executive compensation (Proposal Two) or the proposal to ratify the appointment of SingerLewak as the Company’s independent auditing firm (Proposal Five), your abstention will have the same effect as a vote against these proposals. If you abstain from voting on the proposals to amend the Company’s certificate of incorporation to increase the maximum size of the Board of Directors (Proposal Three) and to amend the 2004 Incentive Stock Plan to increase the number of shares of Common Stock that can be issued thereunder (Proposal Four), your abstention will have the same effect as a vote against these proposals.

Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the Beneficial Owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may vote your shares "for" routine matters but expressly indicate that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly indicates on a proxy that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

If you are a Beneficial Owner and your broker holds your shares in its street name, the broker is permitted to vote your shares on the approval of SingerLewak as our independent auditing firm (Proposal Five) even if the broker does not receive voting instructions from you. However, if you are a Beneficial Owner your broker or bank does not have discretionary authority to vote on the election of directors (Proposal One), the advisory vote on executive compensation (Proposal Two), the proposed amendment of the Company’s amended and restated certificate of incorporation to increase the maximum size of the Board (Proposal Three), or the proposed amendment of the 2004 Incentive Stock Plan to increase the number of Common Stock shares that can be issued thereunder (Proposal Four). So it is very important that you instruct your broker or bank how to vote on these proposals.

What is the voting requirement to approve each of the proposals discussed in this proxy statement?

The voting requirement to approve each of the proposals is as follows:

  A plurality of the votes cast is required for the election of directors (Proposal One).

  The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote is required to approve the advisory vote on CalAmp’s executive compensation (Proposal Two), to amend the 2004 Incentive Stock Plan to increase the number of shares of Common Stock that can be issued thereunder (Proposal Four), and to ratify the appointment of SingerLewak LLP as CalAmp’s independent registered public accounting firm (Proposal Five).

  The affirmative vote of a majority of the 35,947,766 shares of Common Stock outstanding as of June 4, 2014, the Record Date for this Annual Meeting, is required to amend CalAmp’s certificate of incorporation to increase the maximum size of the Board of Directors (Proposal Three).

What should I do if I change my mind after submitting a proxy?

If you are a Stockholder of Record, you may revoke a previously submitted proxy at any time before it is voted at the Annual Meeting. In order to revoke a proxy, you must do one of the following prior to the taking of the vote at the Annual Meeting:

  Provide written notice of revocation to Corporate Secretary, c/o CalAmp Corp., 1401 North Rice Avenue, Oxnard, California 93030;

  Deliver a valid proxy bearing a later date or submit a new later dated proxy by telephone or over the Internet; or

  Attend the Annual Meeting and vote in person and request that your proxy be revoked (attendance at the meeting will not by itself revoke a previously granted proxy).

However, please note that if you are a Beneficial Owner of shares held in street name, you may revoke your proxy by timely submitting new voting instructions to your broker or bank, or by obtaining a legal proxy from the broker or bank that holds your shares giving you the right to vote the shares in person at the Annual Meeting.

All shares that have been properly voted by proxy without timely revocation will be voted at the Annual Meeting.

How can I elect to receive my proxy materials electronically by email?

Stockholders of Record – To receive future copies of our proxy materials by email, registered stockholders should go to www.proxyvote.com and follow the enrollment instructions. To enroll in the online program you will need to enter the 12 digit control number from your Proxy Card or Voting Instruction Form. Upon completion of enrollment, you will receive an email confirming the election to use the online services. The enrollment in the online program will remain in effect until the enrollment is cancelled.

Beneficial Owners – Most Beneficial Owners can elect to receive an email that will provide a link to the electronic versions of the proxy materials. To view a listing of participating brokerage firms and enroll in the online program, Beneficial Owners should go to www.proxyvote.com and follow the enrollment instructions. To enroll in the online program you will need to enter the 12 digit control number from your Proxy Card or vote Instruction Form. The enrollment in the online program will remain in effect for as long as the brokerage account is active or until the enrollment is cancelled.

Enrolling to receive our future proxy materials online will save us the cost of printing and mailing documents, as well as help preserve our natural resources.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of Stockholders of Record entitled to vote will be available at the 2014 Annual Meeting and for 10 days prior to the Annual Meeting for any purpose relevant to the meeting, between the hours of

9:00 a.m. and 5:00 p.m., local time, at our corporate office located at 1401 North Rice Avenue, Oxnard, California 93030. Please contact Rick Vitelle, Chief Financial Officer and Corporate Secretary, to make arrangements.

Will stockholders be entitled to cumulative voting?

No, stockholders may not use cumulative voting because our current certificate of incorporation does not provide for this. If cumulative voting were applicable, stockholders would be able to cast a number of votes equal to the number of shares of stock held by the stockholder and to cast all those votes for a single director nominee or to distribute them among two or more nominees.

What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

CalAmp will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. We may also reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses associated with forwarding these proxy materials to you. Proxies may also be solicited by certain of our directors, officers, and other employees, without additional compensation, personally or by other means.

Who will tabulate the votes?

Broadridge Investor Communications Services will tabulate the proxies and will provide the Company with the preliminary results of the voting on the day of the Annual Meeting.

What is the deadline for receipt of stockholder proposals for next year’s Annual Meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings, as described below:

Requirements for stockholder proposals to be considered for inclusion in our proxy materials – Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2015 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary no later than February 16, 2015 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Requirements for stockholder proposals to be brought before an annual meeting – Our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (1) by or at the direction of the Board of Directors, or (2) by any stockholder entitled to vote who has timely delivered written notice to our Corporate Secretary during the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. However, if a stockholder wishes only to recommend a candidate for consideration by the Governance and Nominating Committee as a potential nominee for director, see the procedures discussed below under the heading "Governance and Nominating Committee".

Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is brought (1) pursuant to the notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Directors, or (3) by a stockholder who has timely delivered written notice which sets forth all information required by our bylaws to our Corporate Secretary during the Notice Period (as defined below).

The "Notice Period" for any meeting of stockholders is defined as the period not less than 60 days in advance of such meeting or, if later, the seventh day after the first public announcement of the date of such meeting.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

How can I communicate with CalAmp's outside directors?

Stockholders may contact any of our directors by writing to them c/o the Corporate Secretary, CalAmp Corp., 1401 North Rice Avenue, Oxnard, California 93030.

Where can I view CalAmp's corporate documents and SEC filings?

Our website contains our Code of Business Conduct and Ethics (the “Code of Business Conduct”), charters of our Board committees, and SEC filings including Section 16 filings by our officers and directors. To view these materials, go to www.calamp.com. For the Code of Business Conduct and charters, from the home page click on the "Our Company" tab, then click on "Corporate Governance". For SEC filings, from the home page click on the "Investors" tab, and then click on "SEC Filings".

How do I find out the voting results?

We have engaged Broadridge Investor Communications Services to serve as the vote tabulator for the Annual Meeting. Preliminary voting results will be announced at the Annual Meeting, and final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days of the Annual Meeting.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders of Record may contact our transfer agent, American Stock Transfer, by calling (718) 921-8261 or by writing to American Stock Transfer, attention Donna Ansbro, 59 Maiden Lane, New York, NY 10038, or visit their website at www.amstock.com to obtain more information about these matters.

Terms of the Proxy
The enclosed proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the proxy holder shall vote for or be without authority to vote on any or all candidates. The proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the proxy is to be voted, the shares will be voted in accordance with the stockholder's direction. In the absence of instructions, shares represented by valid proxies will be voted in favor of the nominees for director and in favor of all proposals set forth in the Notice of Meeting and this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the persons named in the proxy will vote or refrain from voting in accordance with their best judgment. A proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed proxy bearing a later date. Stockholders of Record may also vote in person if they attend the Annual Meeting even though they have executed and returned a proxy. See “What should I do if I change my mind after submitting a proxy?” on page 7 for more details.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Company is in compliance with the current corporate governance requirements imposed by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and NASDAQ. CalAmp’s Board of Directors has adopted Corporate Governance Guidelines that provide the framework for the governance of our Company and represent the Board’s current views with respect to selected corporate governance issues considered to be of significance to stockholders. The current version of the Corporate Governance Guidelines is available in the Corporate Governance section of the Company’s website at www.calamp.com.

          Board Leadership Structure

CalAmp’s Board of Directors does not have a formal policy with respect to whether the role of the Chairman and the Chief Executive Officer should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. However, our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, then the Board shall designate one independent, non-employee director to serve as a lead director. If so designated, the lead director would act as a liaison between the independent directors and management and would be responsible for assisting the Chairman in establishing the agenda for Board meetings, for coordinating the agenda for, and chairing, executive sessions of the non-management directors, and for performing such other duties as may be specified by the Board from time to time.

CalAmp currently separates the roles of Chief Executive Officer and Chairman. The current Chairman is an independent, non-employee director. The Board of Directors believes this is the appropriate leadership for our Company at this time because it permits our Chief Executive Officer to focus on setting the strategic direction of the Company and the day-to-day leadership and performance of the Company, while permitting the Chairman to focus on providing guidance to the Chief Executive Officer and setting the agenda for Board meetings. The Board also believes that the separation of the Chief Executive Officer and Chairman roles assists the Board in providing robust discussion and evaluation of strategic goals and objectives. However, our Board of Directors acknowledges that no single leadership model is right for all companies at all times. As such, our Board of Directors periodically reviews its leadership structure and may, depending on the circumstances, choose a different leadership structure in the future.

          Board Oversight of Risk

The Board seeks to understand and oversee the most critical risks relating to our business, allocate responsibilities for the oversight of risks among the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing us. Overseeing risk is an ongoing process and risk is inherently tied to our strategy and to strategic decisions. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board is responsible for oversight and direction, management is charged with identifying risk and establishing appropriate internal processes and an effective internal control environment to identify and manage risks and to communicate information about risk to the Board. Committees of the Board also play an important role in risk oversight, including the Audit Committee, which oversees our processes for assessing risks and the effectiveness of our internal controls. In fulfilling its duties, the Audit Committee considers information from our independent auditing firm, SingerLewak LLP.

          Relationship Between Compensation and Risk

The Compensation Committee periodically reviews the Company’s compensation policies and practices with management to ensure that compensation supports the Company’s goals and strategic objectives without creating risks that may have a counterproductive effect on the Company. The Compensation Committee also considers risk in establishing goals for executive officer incentive compensation. Quantitative goals used for incentive compensation purposes are financial measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”) or are readily derived from such GAAP-based measures. When non-quantitative goals are used, the Compensation Committee strives to ensure that such goals are not only objective and verifiable, but are also sustainable and consistent with both the short-term and long-term interests of the Company’s stockholders. Incentive compensation that is earned by the executive officers for a given fiscal year is not paid until the Company’s independent public accounting firm has completed its audit of the Company’s financial statements for such year, and not until both the Compensation Committee and the Board of Directors have approved such payouts. The Compensation Committee believes that an appropriate balance between short-term and long-term incentive compensation elements for officers, including equity awards that vest over several years, helps mitigate risk associated with incentive compensation.

          Director Independence

Proposal One is for the election of six directors, five of whom are independent. A director’s independence is determined by the Board of Directors pursuant to the rules of NASDAQ. The Board has determined that each director nominee is independent, with the exception of Michael Burdiek, who serves as the Company’s President and Chief Executive Officer.

          Executive Sessions

Non-management directors of the Board and Board committees meet in executive session routinely and regularly. During the executive sessions, the non-management directors have access to the Chief Executive Officer and other members of senior management. In addition, the Audit Committee meets periodically with the Company’s independent auditing firm without management present at such times as it deems appropriate. The Chairman of the Board or the Chair of the Board Committee, as applicable, presides over these executive sessions.

          Number of Other Directorships

The Company has a policy that limits the number of public company boards that its directors may serve on. Under this policy, directors who also serve as CEOs or in equivalent positions should not serve on more than two other public company boards in addition to the Board, and other directors should not serve on more than five public company boards in addition to the Board.

          Director Stock Ownership

The Company has stock ownership guidelines for directors and executive officers. Pursuant to these guidelines, directors are expected to own shares of the Company’s common stock with an aggregate acquisition date market value of at least three times the amount of the annual base retainer of $60,000. New directors are given three years to acquire sufficient shares to reach this aggregate holding level. At the end of fiscal 2014, all directors were in compliance with the stock ownership guidelines. The stock ownership guidelines for executive officers are discussed on page 38.

          Changes in Director Occupation or Status

The Company has a policy that requires a director to tender a letter of resignation to the Chair of the Governance and Nominating Committee in the event the director's principal occupation or business association changes substantially from the position he or she held when the director originally joined the Company's Board of Directors. The Governance and Nominating Committee will review whether the new occupation, or retirement, of the director is consistent with the specific rationale for originally selecting that individual and the guidelines for Board membership, and will recommend action to be taken by the Board, if any, regarding the resignation based on the circumstances of the new position or retirement.

          Attendance of Directors at Annual Meetings

It is a policy of the Board of Directors that all directors are expected to attend the annual meeting of stockholders. All of the Company's directors attended last year's annual meeting.

          Identifying and Evaluating Nominees for Directors

Pursuant to the policy set forth in the charter of the Governance and Nominating Committee, the Governance and Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. The Governance and Nominating Committee’s policy is to assess the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance and Nominating Committee may consider various potential candidates for director. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, stockholders or other parties, such as retained recruiting firms. These candidates will be evaluated at meetings of the Governance and Nominating Committee, and may be considered at any point during the year. As described below, the Governance and Nominating Committee will consider properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Governance and Nominating Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Governance and Nominating Committee.

          Contacting the Board of Directors

Stockholders interested in communicating directly with the Board of Directors, any committee of the Board, the Chairman, or the non-management directors as a group may do so by sending a letter to the CalAmp Board of Directors, c/o Corporate Secretary, CalAmp Corp., 1401 North Rice Avenue, Oxnard, California 93030. The Corporate Secretary will review the correspondence and forward it to the Chairman of the Board, Chair of the Governance and Nominating Committee, Audit Committee, Compensation Committee or to any individual director or group of directors of the Board to whom the communication is directed, as applicable, if the communication is relevant to CalAmp's business and financial operations, policies and corporate philosophies.

          Code of Business Conduct

The Company has a written Code of Business Conduct that applies to all of the Company's directors, officers and employees. Section 15 of this Code of Business Conduct contains a Financial Management Code of Ethics that applies specifically to the Company's Chief Executive Officer and all finance and accounting employees, including the Company's senior financial officers, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder. The Code of Business Conduct is available on the Company's corporate website at www.calamp.com. In the event that the Company makes changes in, or provides waivers from, the provisions of this Code of Business Conduct that are required to be disclosed by SEC regulations, the Company intends to disclose these events on its corporate website.

COMMITTEES OF THE BOARD

The Board of Directors has delegated certain of its authority to three committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. These three Board committees operate under written charters defining their functions and responsibilities. Each committee has the authority pursuant to its charter to obtain advice and assistance from, and receive appropriate funding from CalAmp for, outside legal, accounting or other advisors as the committee deems necessary to assist it in the performance of its functions. The charters of these committees are available on the Company's website at www.calamp.com.

The following table provides current membership for each of the Board committees.

Name	Audit		Compensation		Governance and Nominating
Bert Moyer	X		X		X
Kimberly Alexy	X		X		X	*
Thomas Pardun			X	*	X
Frank Perna, Jr.	X				X
Larry Wolfe	X	*	X

*	Committee Chair.

Committee memberships changed during fiscal 2014. Effective August 1, 2013, in conjunction with Bert Moyer’s appointment as the new Board Chairman at the 2013 Annual Meeting, the composition of certain committees was changed as follows:

1.	Mr. Moyer relinquished the role of chairman of the Governance and Nominating Committee but remained a member of that committee;

2.	Ms. Alexy became a member of the Governance and Nominating Committee, expanding the size of the committee to four members, and was appointed Chairman of that committee; and

3.	Mr. Moyer was appointed a member of the Compensation Committee, replacing Mr. Perna on that committee.

          Audit Committee

The primary duties and responsibilities of the Audit Committee, as set forth in its charter, are to review and approve the scope of audit procedures performed by the Company's independent auditors, to review the audit reports rendered by the Company's independent auditors, to monitor the internal control environment within the Company, and to pre-approve the fees for all audit and non-audit services charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and makes recommendations with respect to its findings. The Board of Directors has determined that Mr. Wolfe is an “audit committee financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act. The Board has also determined that each member of the Audit Committee is independent as defined in the rules of NASDAQ. See also the Report of the Audit Committee beginning on page 30.

          Compensation Committee

The primary duties and responsibilities of the Compensation Committee, as set forth in its charter, are to review and make recommendations to the Board of Directors with respect to the compensation of the Company's executive officers and non-employee directors, and to administer the Company's stock option plans. The Board of Directors has determined that each member of the Compensation Committee is independent as defined in the rules of NASDAQ. See also the Compensation Discussion and Analysis beginning on page 33.

          Governance and Nominating Committee

The primary duties and responsibilities of the Governance and Nominating Committee, as set forth in its charter, are to review and make recommendations on the composition of the Board and its committees, to evaluate and recommend candidates for election to the Board, and to review and make recommendations to the full Board on corporate governance matters. The Board of Directors has determined that each member of the Governance and Nominating Committee is independent as defined in the rules of NASDAQ.

The bylaws of CalAmp permit stockholders to nominate director candidates to stand for election to the Board at an annual meeting of stockholders. Nominations may be made by the Board or by any stockholder. Under the Company's bylaws, a stockholder may nominate a person for election as a director at a particular stockholder meeting only if written notice has been given to the Company not later than 60 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Any stockholder nominations proposed for consideration by the Governance and Nominating Committee should include the nominee’s name and qualifications for Board membership and should be addressed to the Governance and Nominating Committee, c/o Corporate Secretary, CalAmp Corp., 1401 North Rice Avenue, Oxnard, California 93030.

The policy of the Governance and Nominating Committee is to consider properly made stockholder nominations for directors as described above. In evaluating such nominations, like all nominations, the Board’s criteria will include business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board activities, and the absence of potential conflicts with CalAmp’s interests.

The Governance and Nominating Committee has adopted a director diversity policy pursuant to which it will consider and evaluate director candidates in the context of an assessment of the anticipated needs of the Board as a whole in order to achieve a diversity of occupational and personal backgrounds and a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company's business.

Board of Director and Committee Meeting Attendance

In fiscal year 2014, the Board of Directors held 9 meetings, the Audit Committee held 5 meetings, the Compensation Committee held 7 meetings, and the Governance and Nominating Committee held 6 meetings. All directors attended more than 75% of the aggregate meetings of the Board and committees on which the directors serve that were held during fiscal year 2014.

COMPENSATION OF DIRECTORS

The following table shows all compensation awarded to, or earned by or paid to, each of the Company's non-employee directors in fiscal 2014.

Name	Fees Earned or Paid in Cash	Grant Date Fair Value for Stock Awards	Total
	(A)	(B)
A.J. "Bert" Moyer	$79,583	$60,000	$139,583
Kimberly Alexy	62,917	60,000	122,917
Amal Johnson	11,774	95,666	107,440
Richard Gold, former director (C)	25,000	--	25,000
Thomas Pardun	70,000	60,000	130,000
Frank Perna, Jr.	72,500	60,000	132,500
Larry Wolfe	75,000	60,000	135,000

(A)	Under the Company's director cash compensation plan adopted effective August 1, 2012, non-employee directors of the Company are each paid an annual retainer of $60,000. In addition, the Board and committee chairpersons are paid supplemental retainers as follows:

Board Chair	$30,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Governance & Nominating Committee Chair	$5,000

All non-employee directors are paid 1/12th of their retainer amounts each month for as long as they serve.

(B)	Under the Company's 2004 Incentive Stock Plan, on the day of each annual stockholders meeting at which directors are elected, each non-employee director shall receive an equity award not to exceed 20,000 shares of Company stock or stock options. On July 25, 2013, each incumbent non-employee director received a restricted stock grant of 3,963 shares that had a grant date fair value of $60,000. These restricted stock awards will vest on July 25, 2014. Also, upon joining the Board of Directors on December 20, 2013, Ms. Johnson received an initial grant of 3,384 shares with a grant date value of $95,666, of which 1,262 shares and 2,122 shares vest on the first and third anniversaries, respectively, of the grant date.

(C)	Mr. Gold retired from the Board effective July 25, 2013.

Directors are also reimbursed for out-of-pocket expenses incurred in connection with attending meetings. Directors who are also employees of the Company receive no additional compensation for their services on the Board.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL ONE
ELECTION OF DIRECTORS

A board of six directors will be elected at the 2014 Annual Meeting. Six directors were elected to the Board at last year’s annual meeting, a seventh director, Amal Johnson, was appointed to the Board in December 2013, and Frank Perna Jr., a director since 2000, will retire from the Board effective at the 2014 Annual Meeting. Concurrent with Mr. Perna’s retirement, the size of the Board will be set at six directors pursuant to a Board resolution adopted on June 6, 2014 in accordance with the Company’s certificate of incorporation.

At the 2014 Annual Meeting, it is intended that the shares of Common Stock represented by each proxy, unless otherwise specified on the proxy, will be voted for the election to the Board of Directors of each of the six nominees set forth below. Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting. The term of office of each person elected as director will continue until the next annual meeting of stockholders, or until his or her successor has been elected and qualified.

The Board of Directors recommends a vote "FOR" each of the six nominees.

In the event that any of the nominees for director listed below should become unavailable for election for any currently unforeseen reason, the persons named in the accompanying proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company's knowledge, all nominees are and will be available to serve.

The following table sets forth the name and age of each nominee for director, the calendar year each was first elected as a director and the position or positions each currently holds with the Company:

Name	Age	Capacities in Which Served	Director Since
A.J. "Bert" Moyer	70	Chairman of the Board of Directors	2004

Kimberly Alexy	44	Director	2008

Michael Burdiek	55	Director, President and Chief Executive Officer	2011

Amal Johnson	61	Director	2013

Thomas Pardun	70	Director	2006

Larry Wolfe	63	Director	2008

A.J. "Bert" Moyer, a director of the Company since 2004, is currently a business consultant and private investor. He previously served as Executive Vice President and Chief Financial Officer of QAD Inc., a publicly held software company that is a provider of enterprise resource planning software applications, from 1998 until 2000. Prior to joining QAD in 1998, Mr. Moyer served as Chief Financial Officer of Allergan Inc., a specialty pharmaceutical company based in Irvine, California, from 1995 to 1998. Earlier in his career Mr. Moyer served as Chief Financial Officer of Western Digital, National Semiconductor and Coldwell Banker. Mr. Moyer currently serves on the boards of Collectors Universe, Inc., a company engaged in authentication and grading services for high-end collectibles, and MaxLinear, Inc., a provider of semiconductor products for broadband communications. During the past five years he has also served on the boards Virco Manufacturing Corporation, RedFlex Holdings Limited, Lasercard and Occam Networks. Mr. Moyer received a BS degree in Finance from Duquesne University and graduated from the Advanced Management Program at the University of Texas, Austin.

Mr. Moyer holds a Masters Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization.

We believe Mr. Moyer's many years of financial management and technology industry experience, including experience as CFO of large public and private companies, and his service on the board of directors of several other companies, bring financial and accounting knowledge to our Board and qualify him to serve as one of our directors.

Kimberly Alexy was appointed a director of the Company in 2008. She is the Principal of Alexy Capital Management, a private investment management firm that she founded in 2005. From 1998 to 2003, she was senior vice president and managing director of equity research for Prudential Securities, where she served as principal technology hardware analyst for the firm. Prior to joining Prudential, Ms. Alexy was vice president of equity research at Lehman Brothers, where she covered the computer hardware sector, and assistant vice president of corporate finance at Wachovia Bank. Ms. Alexy currently serves on the board of directors of Five9, Inc. During the past five years, Ms. Alexy also served on the boards of Dot Hill Systems Corp., SouthWest Water Company and SMART Modular Technologies (WWH), Inc. Ms. Alexy is a Chartered Financial Analyst (CFA), and holds a BA degree in Psychology from Emory University and an MBA with a concentration in Finance and Accounting from the College of William and Mary.

Ms. Alexy's extensive experience in the financial services industry, including her positions as a technology equity research analyst, brings an institutional investor perspective to our Board. We believe this, combined with her service on other public company boards, qualifies her to serve as one of our directors.

Michael Burdiek joined CalAmp as Executive Vice President in June 2006 and was appointed President of the Company's Wireless DataCom segment in March 2007. He was appointed Chief Operating Officer of the Company in June 2008 and was promoted to President and COO in April 2010. Effective June 1, 2011, Mr. Burdiek was appointed President and Chief Executive Officer of the Company and was also appointed to the Board of Directors. Prior to joining CalAmp, Mr. Burdiek was the President and CEO of Telenetics Corporation, a manufacturer of data communications products. From 2004 to 2005, he worked as an investment partner and advisor in the private equity sector. From 1987 to 2003, Mr. Burdiek held a variety of technical and general management positions with Comarco, Inc., a provider of test solutions to the wireless industry, most recently as Senior Vice President and General Manager of Comarco's Wireless Test Systems unit. Mr. Burdiek began his career as a design engineer with Hughes Aircraft Company. He holds MBA and MSEE degrees from California State University - Fullerton, and a BS degree in Electrical Engineering from Kansas State University.

We believe Mr. Burdiek’s general management experience in the wireless industry and his eight years of service with CalAmp in positions of increasing executive management responsibility make him qualified to serve as one of our directors.

Amal Johnson was appointed a director of CalAmp on December 20, 2013. Ms. Johnson is currently the Executive Chairman of Author-IT Inc., a Software as a Service private company that provides a platform for creating, maintaining, and distributing single-sourced technical content. Prior to joining Author-IT, Ms. Johnson led MarketTools, Inc. a software and services company as Chief Executive Officer from 2005 to 2008, and then as Chairman of the Board until the company was acquired in January 2012. Prior to MarketTools, Ms. Johnson was a general partner at Lightspeed Venture Partners, focusing on enterprise software and infrastructure, from March 1999 to March 2004. Previously, Ms. Johnson was President of Baan Supply Chain Solutions, President of Baan Affiliates, and President of Baan Americas, from October 1994 to January 1999. Prior to that, Ms. Johnson served as President of ASK Manufacturing Systems from August 1993 to July 1994 and held executive positions at IBM from 1977 to June 1993. Ms. Johnson holds a BA degree in Mathematics from Montclair State University and studied Computer Science at Stevens Institute of Technology graduate school of engineering. Ms. Johnson also serves as a director of Intuitive Surgical, Inc. and Mellanox Technologies, Ltd.

We believe Ms. Johnson’s executive management and board leadership experience with software services companies, as well as her current service on the board of two other public companies, qualify her to serve as one of our directors.

Thomas Pardun was appointed a director of the Company in 2006. Mr. Pardun is Chairman of the Board of Western Digital Corporation, a leading information storage provider, where he has served as a director since 1993. Mr. Pardun was President of MediaOne International, Asia-Pacific (previously U.S. West International), an owner/operator of international properties in cable television, telephone services and wireless communications, from May 1996 until his retirement in July 2000. Before joining U.S. West, Mr. Pardun was President of the Central Group for Sprint and previously held a variety of management positions during a 19-year tenure with IBM. In addition to his service on the board of Western Digital, Mr. Pardun serves as a director of Calix, Inc., a supplier of broadband access systems to communications service providers, Finisar Corporation, a provider of optical products for high-speed data communications, and MaxLinear, Inc., a provider of semiconductor products for broadband communications. Mr. Pardun received a Bachelor's degree in Business Administration with emphasis in Economics and Marketing from the University of Iowa and Management School Certificates from Harvard Business School, Stanford University and The Tuck School of Business at Dartmouth College.

We believe Mr. Pardun's executive management experience with large telecommunication companies, his many years of management experience with other technology companies, and his extensive service as a director on the boards of public companies bring valuable industry knowledge and practical experience to our Board and qualify him to serve as one of our directors.

Larry Wolfe was appointed a director of the Company in 2008. From 2006 to 2010, Mr. Wolfe was the President and CEO of Taxcient, Inc., a privately held provider of sales and use tax compliance software and services that merged with Avalara, Inc. in 2010. In conjunction with this merger, Mr. Wolfe joined Avalara's Board and served as a director of that company until April 2014. Mr. Wolfe also served as a director of QAD Inc. from 2002 to 2006. From 1987 until 2001, Mr. Wolfe was employed by Intuit Inc. and certain predecessor companies, most recently as senior vice president responsible for the tax division. In addition to his role as senior vice president, Mr. Wolfe was vice president and general manager of Intuit's Personal Tax Group where he guided the successful launch of the online version of TurboTax for web-based tax return preparation and filing services. Mr. Wolfe is also a former board member of the San Diego Software Industry Council. Earlier in his career, Mr. Wolfe was a managing partner at two certified public accounting firms, Wolfe & Co. and Strand Wolfe & Lutton. He began his career at the accounting firm Deloitte Haskins & Sells, where he earned his CPA license. Mr. Wolfe received a BS degree in Business Administration from the University of Southern California.

We believe Mr. Wolfe's experience as a successful entrepreneur and executive in the financial software industry, his several years of service on the board of another public company, and his public accounting background bring a unique perspective to our Board and qualify him to serve as one of our directors. Mr. Wolfe also qualifies as an “audit committee financial expert”.

Frank Perna, Jr., a director since 2000, will retire from the Board effective at the 2014 Annual Meeting.

Vote Required and Recommendation of the Board of Directors

     The nominees receiving the highest number of affirmative votes of the holders of shares of outstanding stock entitled to vote and present at the meeting, either in person or by proxy, will be elected as directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE SIX DIRECTOR
NOMINEES LISTED ABOVE.

PROPOSAL TWO
APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to our NEOs, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

In deciding how to vote on this proposal, you are encouraged to consider CalAmp’s executive compensation philosophy and objectives, the design principles and the elements of CalAmp’s executive compensation program as described in the Compensation Discussion and Analysis section beginning on page 33. As described more fully in the “Compensation Discussion and Analysis” section, our executive compensation program is designed and reviewed at least annually to achieve the following goals:

  attract, develop, reward and retain highly qualified and talented individuals;

  motivate executives to improve the overall performance of our Company as a whole as well as the business group for which each executive is responsible, and reward executives when specified measurable results have been achieved;

  encourage accountability by determining salaries and incentive awards based on each executive’s individual contribution and performance;

  tie incentive awards to financial metrics that drive the performance of our Common Stock over the long term to further reinforce the linkage between the interests of our stockholders and our executives; and

  help ensure compensation levels are both externally competitive and internally equitable.

We urge stockholders to read the “Compensation Discussion and Analysis” section which describes how our executive compensation program is designed to achieve these goals and key fiscal 2014 compensation decisions. Highlights of our executive compensation program include the following:

  Base Salary. We target base salaries for executive officers at the median of composite market data in order to help attract and retain highly qualified executive talent and to compensate executives for sustained individual performance.

  Annual Bonus. Our executive officers are eligible to earn annual incentive pay under our short-term incentive plan based on our performance against pre-established performance goals, generally consolidated revenues and consolidated earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA. Our short-term incentive plan is designed primarily to motivate executives to achieve specified performance goals that are important to the continued growth and success of the Company and to align the interests of management with the interests of stockholders. We target bonus opportunities at a level such that when added to base salary, the executive officer’s target total cash compensation is near the median based on composite market data.

  Long-Term Incentives. Our executive officers are also eligible to receive long-term incentive pay in the form of a combination of stock options and restricted stock awards. These long-term incentives are granted annually and vest over a four-year period, resulting in overlapping vesting periods that are designed to discourage short-term risk-taking, reinforce the link between the interests of stockholders and our executives and motivate executives to improve the Company’s multi-year financial performance. We target long-term incentive opportunities at a level such that when added to target total cash compensation, the executive’s target total direct compensation is near the median based on composite market data.

You have the opportunity to vote “For” or “Against” or to “Abstain” from voting on the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in the Company’s Proxy Statement for the 2014 Annual

Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion of the Proxy Statement.”

Vote Required and Recommendation of the Board of Directors

To be approved, on a non-binding and advisory basis, the compensation paid to our NEOs, as disclosed in this Proxy Statement pursuant to Section 14A of the Securities Exchange Act, must receive a “For” vote from the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy and entitled to vote on the proposal. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as an “Against” vote for purposes of determining whether this proposal has been approved. Broker non-votes will not be counted for any purpose in determining whether this proposal has been approved.

While your vote on this proposal is advisory and will not be binding on the Board, the Compensation Committee of the Board or CalAmp, the Board values the opinions of CalAmp’s stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding CalAmp’s executive compensation program.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE COMPENSATION PAID TO THE NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN
THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

PROPOSAL THREE
PROPOSAL TO INCREASE THE MAXIMUM SIZE OF OUR BOARD

We are asking stockholders to approve an amendment to our certificate of incorporation to increase the maximum number of directors that may constitute our Board from seven to ten directors. The Board believes an increase in its size could provide the opportunity, consistent with our Corporate Governance Guidelines and the considerations mandated by the Governance and Nominating Committee’s charter, to continue to build a Board with diverse talents and perspectives, as well as demonstrated experience and expertise. The Board believes an increase in its size could serve to enhance the culture of innovation, critical thinking and thoughtful discussion in the boardroom. An increase in the Board’s size could also provide additional resources to allow for appropriate staffing of the Board’s committees and provide flexibility to add more committees if the Board determines such an addition would enhance its governance structure. The Board, at its meeting on June 6, 2014, approved an amendment to the Company’s certificate of incorporation to increase the maximum size of the Board to ten directors, subject to stockholder approval.

Proposed Amendment

A summary of the proposed amendment to the certificate of incorporation is set forth below. The description of the proposed certificate of incorporation amendment set forth herein is qualified in its entirety by reference to the text of the proposed amendment, which is attached as Exhibit B to this Proxy Statement.

Amendment to Certificate

We are asking stockholders to approve an increase in the maximum number of directors that may constitute the Board. Currently, our certificate of incorporation provides that the number of directors that constitute the whole Board may not be less than four and not more than seven. We are asking stockholders to approve an amendment to the certificate of incorporation to provide that the number of directors that constitute the whole Board may not be less than six and not more than ten.

Conforming Amendment to Bylaws

In connection with the amendment to our certificate of incorporation to increase the maximum size of the Board, our Board has approved a conforming amendment to our bylaws, which will become effective immediately following the effectiveness of the counterpart amendment to certificate of incorporation without further action by the stockholders; provided, however, that the amendment to the bylaws is conditioned upon stockholder approval of the proposed amendment to the certificate of incorporation.

Effectiveness and Vote Required

If the proposed amendment to our certificate of incorporation to increase the maximum size of the Board is approved, it will become effective upon the filing of such amendment with the Delaware Secretary of State, and the conforming change to the bylaws will become effective immediately following the effectiveness of the amendment to the certificate of incorporation. If the proposed amendment is not approved, the number of directors that may constitute the Board will remain at not less than four and not more than seven. The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of the Record Date is required to approve the amendment to our certificate of incorporation to increase the number of directors that may constitute the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDED
AND RESTATED CERTIFICATE OF INCORPORATION AMENDMENT TO INCREASE THE
MAXIMUM SIZE OF THE BOARD.

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE 2004 INCENTIVE STOCK PLAN TO INCREASE
THE NUMBER OF SHARES OF COMMON STOCK THAT CAN BE ISSUED THEREUNDER

Background

At CalAmp’s 2004 Annual Meeting, the stockholders approved the 2004 Incentive Stock Plan (the “2004 Stock Plan”). The 2004 Stock Plan currently authorizes the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, phantom stock, and stock bonuses to employees, non-employee directors and consultants up to a maximum of 6,000,000 shares of the Company’s Common Stock. The 2004 Stock Plan as originally adopted in 2004 provided for the issuance of up to 3,000,000 shares of Common Stock. On July 30, 2009, the stockholders approved an amendment to the 2004 Stock Plan to increase the number of shares of Common Stock available for awards by 3,000,000, from 3,000,000 shares to 6,000,000 shares (the “2009 Amendment”).

The 2004 Stock Plan is currently the only active stock incentive plan maintained by the Company for the purpose of granting stock-based compensation awards to officers, employees and non-employee directors. Since the approval by the stockholders of the 2009 Amendment, most of the shares available have been awarded. At February 28, 2014, the end of the Company’s most recent fiscal year, 649,160 shares of the Company’s common stock remained available in the 2004 Stock Plan for new equity award grants. In addition, as of February 28, 2014: (i) approximately 1,093,000 shares were covered by outstanding options granted under the 2004 Stock; and (ii) approximately 1,024,000 shares were subject to unvested awards of restricted stock and restricted stock units granted under the 2004 Stock Plan. The weighted average remaining contractual term of outstanding stock options at February 28, 2014 was 5.1 years, and the weighted average exercise price of options outstanding on that date was $5.04.

On June 6, 2014, the Board of Directors adopted an amendment and restatement of the 2004 Stock Plan, subject to stockholder approval (referred to in this Proxy Statement as the “2014 Amendment”). CalAmp proposes to increase the number of shares available for awards under the 2004 Stock Plan because the Company expects that the amount of shares available for future grants under this plan would be insufficient to cover equity awards anticipated to be made during the next 12 to 24 months.

Proposed Amendment

In this 2014 Amendment, CalAmp is seeking stockholder approval to increase the number of shares of Common Stock available for awards under the 2004 Stock Plan by 2,000,000, from 6,000,000 shares to 8,000,000 shares, in order to maintain its ability to attract, retain and motivate its management, other key employees and directors. CalAmp believes that this number represents a reasonable amount of potential equity dilution and allows the company to continue to award equity incentives, which are an important component of our overall compensation program.

CalAmp’s Board of Directors and senior management believe that equity compensation aligns the interests of employees and non-employee directors with the interests of its other stockholders. The Board and senior management also believe that equity awards provide an important tool for retaining and motivating key Company employees, and that such awards enable CalAmp to maintain a competitive compensation program without increasing the use of cash.

A summary of the principal features of the 2004 Stock Plan as amended by the 2014 Amendment is set forth below. This summary is qualified in its entirety by reference to the full text of the 2004 Stock Plan as amended and restated, which is attached as Exhibit A to this Proxy Statement.

Why You Should Vote For The 2014 Amendment

The Board recommends that the Company’s stockholders approve the 2014 Amendment because it believes the Company’s ability to grant an appropriate number of equity-based awards continues to be crucial in allowing the Company to effectively compete for and appropriately motivate and reward key employee talent. It is in the long-term interest of the Company and its stockholders to strengthen the ability to attract, motivate and retain employees, officers and directors, and to provide additional incentive for those persons through stock ownership and other incentives to improve financial performance, increase profits and strengthen the mutuality of interest between those persons and the Company’s stockholders. The Board of Directors adopted the 2014 Amendment primarily because the number of shares available under the 2004 Stock Plan as currently in effect does not provide sufficient flexibility to adequately provide for future incentives.

As noted above, as of February 28, 2014, there were 649,160 shares available for grant under the 2004 Stock Plan. If the 2014 Amendment is approved by stockholders, the total number of shares available will increase by 2,000,000, which increase represents 5.6% of the Company's outstanding common stock as of February 28, 2014. Taking into account the shares remaining available for issuance under the 2004 Stock Plan as of February 28, 2014, the shares proposed to be added by the 2014 Amendment, and the number of shares subject to outstanding awards under the 2004 Stock Plan as of February 28, 2014 (as described above), the total overhang (as a percentage of the Company's outstanding common stock as of February 28, 2014) represented by the 2004 Stock Plan after giving effect to the 2014 Amendment would be 13.3%.

When approving the 2014 Amendment, the Board of Directors considered the burn rate with respect to the equity awards granted by the Company. The burn rate is equal to the total number of equity awards the Company granted in a fiscal year divided by the total common stock outstanding at the beginning of the year. The Company's three-year average burn rate, at the time the Board of Directors approved the 2014 Amendment, was approximately 3.7%, which is below the Institutional Shareholder Services (ISS) industry burn rate threshold at the time of 5.5%. CalAmp will continue to monitor the Company's equity use in future years to ensure the Company's burn rate is maintained within competitive market norms.

Promotion of Good Corporate Governance Practices

The Board believes the use of equity incentive awards promotes best practices in corporate governance by maximizing stockholder value. By providing participants in the 2004 Stock Plan with a stake in the Company's success, the interests of the participants are aligned with those of the Company's stockholders. Specific features of the 2004 Stock Plan that are consistent with good corporate governance practices include, but are not limited to:

  options and stock appreciation rights may not be granted with exercise prices lower than the closing price of the underlying shares on the grant date; and

  there can be no repricing of options or stock appreciation rights without stockholder approval, either by canceling the award to issue a replacement award to the participant at a lower price or by reducing the exercise price of the award, or by canceling the award in exchange for cash or another type of award, other than in connection with a change in the Company's capitalization.

Section 162(m) of the Internal Revenue Code

The Board of Directors believes that it is in the best interests of the Company and its stockholders to continue to provide for an equity incentive plan under which compensation awards made to the Company’s executive officers can qualify for deductibility by the Company for federal income tax purposes. Accordingly, the 2004 Stock Plan has been (and with the 2014 Amendment remains) structured in a manner such that awards under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”). In general, currently under Section 162(m), in order for the Company to be able to deduct compensation in excess of $1 million paid in any one year to the Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers (other than the Company’s Chief Financial Officer), such compensation must qualify as “performance-based.” One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by the Company’s stockholders. For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to the various types of awards under the 2004 Stock Plan, each of these aspects is discussed below, and stockholder approval of the 2014 Amendment will be deemed to constitute re-approval of each of these aspects of the 2004 Stock Plan for purposes of the approval requirements of Section 162(m).

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the annual meeting and entitled to vote on this proposal is necessary to approve the 2014 Amendment of the 2004 Stock Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR
OF THE 2014 AMENDMENT OF THE 2004 STOCK PLAN.

Summary of the 2004 Stock Plan

The following summary outlines the principal features of the 2004 Stock Plan and the proposed modification pursuant to the 2014 Amendment.

Purpose. The purpose of the 2004 Stock Plan is to provide a flexible framework that enables the Board of Directors to use a variety of equity-based awards based on changing needs of the Company, its competitive market, and regulatory climate. The Board of Directors and senior management believe that these equity-based awards enhance the Company’s ability to attract highly qualified personnel and strengthen its retention capabilities, and that it is in the best interest of the Company's stockholders for officers, employees and directors to own stock in the Company and that such ownership will instill in the participants a proprietary interest in the success of the Company.

Eligibility. All employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2004 Stock Plan. As of June 1, 2014, approximately 421 individuals were eligible to participate in the 2004 Stock Plan, consisting of 6 non-employee directors and approximately 415 employees.

Administration. The 2004 Stock Plan is administered by the Compensation Committee of the Company’s Board of the Directors (the “Plan Committee”). The Plan Committee at all times must consist of two or more persons, each of whom is a member of the Board of Directors. To the extent required for transactions under the 2004 Stock Plan to qualify for the exemptions of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), members of the Plan Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from equity awards to be deductible by the Company pursuant to Section 162(m), members of the Plan Committee shall be “outside directors” within the meaning of such section of the Internal Revenue Code. The Plan Committee has full authority to administer the 2004 Stock Plan, including authority to interpret and construe any provision of the 2004 Stock Plan and the terms of any award issued under it and to adopt such rules and regulations for administering the 2004 Stock Plan as it may deem necessary or appropriate.

Plan Term. The 2004 Stock Plan will terminate 10 years from the date that the 2014 Amendment is approved by the stockholders, unless terminated earlier by the Board of Directors or the Compensation Committee.

Award Types and Limits.

The 2004 Stock Plan permits the Plan Committee to grant, in its discretion, incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) phantom stock and stock bonuses, each of which is described below. The maximum number of shares as to which stock options and stock awards may be granted under the 2004 Stock Plan would be increased from six million (6,000,000) shares to eight million (8,000,000) shares if the 2014 Amendment is approved by stockholders.

The 2004 Stock Plan provides that all types of equity awards that can be issued under the 2004 Stock Plan, including stock options, SARs and "full value" awards such as restricted stock and RSUs, will reduce the available pool of awards on a 1-to-1 basis.

No single employee can be granted more than three hundred thousand (300,000) shares in any fiscal year of any type of equity award issuable under the 2004 Stock Plan (options, SARs, restricted stock, RSUs, phantom stock or bonus stock).

The shares to be delivered under the 2004 Stock Plan as amended will be made available from authorized but unissued shares of CalAmp Common Stock. Shares underlying equity awards made under the 2004 Stock Plan that are forfeited or cancelled, as well as any shares delivered to or withheld by the Company in payment of the exercise price or tax withholding obligation incurred in connection with an award, are returned to the pool and will be available for future equity awards.

Stock Options. Under the terms of the 2004 Stock Plan, the exercise price for stock options must equal the fair market value of the Company’s Common Stock on the date of grant and the term of any option may not exceed 10 years. Otherwise, the Plan Committee has discretion to determine any other terms and conditions otherwise consistent with the 2004 Stock Plan, including the vesting period. Options granted under the 2004 Stock Plan may be either incentive stock options qualifying under Section 422 of the Internal Revenue Code (“ISOs”) or options that are not intended to qualify as incentive stock options (“NQSOs”). The exercise price of an option may be paid through various means acceptable to the Plan Committee as described in the 2004 Stock Plan. The 2004 Stock Plan prohibits repricing stock options without stockholder approval. For purposes of the 2004 Stock Plan, a “repricing” means a reduction in the exercise price of a stock option or the cancellation of an option in exchange for cash or another award under the 2004 Stock Plan, including another stock option if the exercise price of the option is less than the fair market value of the original stock option.

Stock Appreciation Rights. A stock appreciation right provides the right to the monetary equivalent of the increase in the value of a specified number of the Company’s shares over a specified period of time after the right is granted. Stock appreciation rights may be paid in stock, cash or a combination thereof. Stock appreciation rights may be granted either in tandem with or as a component of other awards granted under the 2004 Stock Plan or not in conjunction with other awards and may, but need not, relate to a specific option. Stock appreciation rights may not have a term of more than 10 years and are generally subject to the same terms and limitations as options or, when granted in tandem with other awards, to the same terms as those other awards. Stock appreciation rights cannot be repriced without stockholder approval. For purposes of the 2004 Stock Plan, a repricing of stock appreciation rights has the same meaning as for stock options as discussed above (substituting “stock appreciation rights” for “stock options”).

Restricted Stock and Restricted Stock Units. Restricted stock is an award of shares, the grant, issuance, retention and/or vesting of which is subject to such performance and other conditions as specified by the Plan Committee. RSUs are awards denominated in units of shares of Common Stock under which the issuance of shares is subject to such performance and other conditions as specified by the Plan Committee. Participants receiving restricted stock awards are entitled to the voting and dividend rights of the shares of Common Stock underlying the awards, although the Plan Committee in its discretion may require that any dividends paid on shares of restricted stock be held in escrow until all restrictions on such shares have lapsed. Participants receiving RSU awards are not entitled to the voting rights of the underlying shares of Common Stock, and are entitled to dividend equivalents only to the extent determined by the Plan Committee upon vesting of the underlying award.

Phantom Stock. Phantom stock awards are rights to receive in cash per share of phantom stock granted, within 30 days of the date on which such share vests, an amount equal to (i) the fair market value of a share of Common Stock as of the date on which such share of phantom stock vests, plus (ii) the aggregate dollar amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of phantom stock was granted and terminating on the date on which such share vests.

Stock Bonuses. In the event that the Plan Committee grants a stock bonus, a certificate for the shares of Common Stock comprising such stock bonus will be issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such stock bonus is payable.

Non-Employee Director Awards. Each year, on the day of the annual meeting of stockholders at which directors of the Company are elected, each non-employee director is entitled to receive an equity award. Under the provisions of the 2004 Stock Plan the maximum annual equity award to non-employee directors will be 20,000 shares of any type of equity award issuable under the 2004 Stock Plan (options SARs, restricted stock, RSUs, phantom stock or bonus stock). Stock options and SARs granted to non-employee directors generally become exercisable one year from the date of grant or over such longer or shorter period as the Board of Directors may establish.

Restriction on Repricing. Absent stockholder approval, neither the Plan Committee nor the Board of Directors has the authority, with or without the consent of the affected holders of stock options or SARs, to “reprice” any stock option or SAR after the date of its initial grant with a lower exercise price in substitution for the original exercise price. In this context, “repricing” means canceling an option or SAR to issue a replacement option or SAR to the holder at a lower exercise price, reducing the exercise price of an option or SAR, canceling an option or SAR in exchange for cash or another type of equity award, or taking any other action that is treated as a “repricing” under U.S. Generally Accepted Accounting Principles.

Exercise Price and Manner of Exercise. The exercise price per share of stock options and SARs is determined by the Plan Committee but in no event will be less than the fair market value of a share of Common Stock on the date the option or SAR is granted. Payment for shares of Common Stock purchased upon exercise of an option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) through a broker-assisted transaction whereby a broker selected and engaged by the participant sells shares in an open market transaction and remits from the sales proceeds the option exercise price and required taxes, (iii) subject to the approval of the Plan Committee, through shares retained by the Company in an amount whose fair market value is equal on the date of exercise to the exercise price, (iv) subject to the approval of the Plan Committee, in shares of Common Stock owned by the participant; or (v) subject to the approval of the Plan Committee, by such other provision as the Plan Committee may from time to time authorize.

Nontransferability. During the lifetime of a participant, the Plan Committee may permit the transfer, assignment or other encumbrance of an outstanding option unless such option is an incentive stock option or is meant to qualify under Rule 16b-3. Upon the death of an optionee, outstanding equity awards granted to such optionee may be exercised only by the executor or administrator of the participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

Vesting and Period of Exercisability. Unless the applicable award agreement provides otherwise, options and SARs granted under the 2004 Stock Plan become cumulatively exercisable as to 25% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Plan Committee shall determine the expiration date of each option and SAR; provided, however, that no options or SARs shall be exercisable more than 10 years after the date of grant. At the time of the grant of restricted stock, RSUs and phantom stock, the Plan Committee will establish a vesting schedule for the shares covered by the award.

Change in Control. The 2004 Stock Plan provides that, in the event of a “change in control” (as defined in the 2004 Stock Plan an amended), the Plan Committee as constituted immediately prior to such change in control may, in its sole discretion, take action to immediately vest all options, SARs, restricted stock, RSUs and phantom stock that are not already vested.

Amendment or Termination of Plan. The Board of Directors may, at any time, suspend or terminate the 2004 Stock Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval will be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or Section 422 of the Internal Revenue Code, Rule 16b-3 or any comparable or successor exemption under which it is appropriate for the 2004 Stock Plan to qualify, or the rules of the Nasdaq Global Select Market. No action may reduce the participant’s rights under any outstanding equity award without the consent of the participant.

Qualifying Performance Criteria. The performance criteria for any equity award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) will consist of any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually (or over such shorter period) or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Plan Committee: revenue; gross profit; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre-or after-tax income; earnings per share, net cash flow; net cash flow per share; net income; return on sales; return on equity; return on total capital; return on assets; return on net assets employed; economic value added; share price performance; total shareholder return; cash; cash net of debt; improvement in or attainment of specified cost and expense levels; or improvement in or attainment of specified working capital levels.

Federal Income Tax Consequences of the 2004 Stock Plan

The following discussion is designed to provide a general summary of the material federal income tax consequences, as of the date of this Proxy Statement, with respect to awards granted under the 2004 Stock Plan. This summary is based on the federal income tax laws that are in effect as of the date hereof, all of which are subject to change on a retroactive or prospective basis. The summary does not purport to be complete and does not discuss any tax consequences under state, local or foreign tax laws. In addition, the tax consequences to a participant may differ depending upon the participant's individual circumstances. For example, officers and directors of the Company subject to Section 16 of the Exchange Act may be subject to special rules regarding the income tax consequences of their Incentive Awards.

Incentive Stock Options.

If a stock option under the 2004 Stock Plan is treated as an incentive stock option, the optionee generally recognizes no taxable income as a result of the grant or exercise of the option. Moreover, an employee will not be subject to FICA or FUTA taxes upon the exercise of an incentive stock option. However, an optionee may be subject to alternative minimum tax upon the exercise of incentive stock option since an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise.

The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).

Upon a sale or exchange of the shares at least two years after the grant of an incentive stock option and one year after exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

If an optionee disposes of shares acquired upon exercise of an incentive stock option prior to completion of either of the above holding periods, the optionee will have made a “disqualifying disposition” of the shares. In such event, the optionee will recognize:

  ordinary income at the time of disposition equal to the lesser of (a) sales price of the shares acquired upon the exercise of an incentive stock option less the exercise price of the option and (b) the fair market value of such shares at the date of the option exercise less the exercise price of the option;

  capital gain in amount equal to the sales price of the shares acquired upon the exercise of an incentive stock option over the fair market value of such shares on the date of the exercise of the incentive stock options; and

  capital loss in an amount equal to the excess, if any, of the exercise price of the incentive stock option over the sales price of the shares acquired upon the exercise of the options.

The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition, subject to the requirement of reasonableness, Section 162(m), and the satisfaction of a tax reporting obligation.

Non-Qualified Stock Options.

An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by an employee will be subject to applicable tax withholding, including income taxes, FICA and FUTA.

The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation.

Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss (long or short-term, depending on the length of time the stock was held).

Restricted Stock and Restricted Stock Units.

Recipients of restricted stock or RSUs do not recognize income at the time of the grant. When the award vests or is paid, recipients generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. However, no later than 30 days after a participant receives an award of restricted stock, the recipient may make a Section 83(b) election to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of grant. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the recipient will not recognize any additional income. If a restricted stock recipient forfeits unvested stock with respect to which a Section 83(b) election has been made, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the recipient for the stock and the amount, if any, received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election. Dividends paid with respect to unvested shares of restricted stock generally will be taxable as ordinary income to the recipient at the time the dividends are received. RSUs are not eligible for the Section 83(b) election.

Recipients of restricted stock and RSUs who are employees are subject to income tax and employment tax withholding and must make a payment to the Company, in the form of cash or withheld shares, at the time the restrictions lapse. Restricted stock recipients who make the Section 83(b) election who are employees will be subject to tax withholding at the time the stock is awarded to them, and must make a cash payment to the Company of the aggregate income tax and employment tax withholding amount concurrent with making the Section 83(b) election. For administrative and tax compliance reasons, the Company has not permitted, and currently does not permit, employees to make 83(b) elections with respect to restricted stock awards.

Stock Bonus. If stock granted under the 2004 Stock Plan is vested (i.e., transferable or not subject to a substantial risk of forfeiture), the recipient is required to recognize ordinary income at the time of the grant of the stock equal to the excess of (i) the fair market value of the shares on the date the shares are granted over (ii) the purchase price (if any) paid for the shares. The ordinary income recognized by an employee as a result of a stock grant will be subject to applicable tax withholding, including applicable income taxes, FICA and FUTA.

SARs. Recipients of SARs generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to applicable tax withholding (including income taxes, FICA, and FUTA) with respect to income recognized upon exercise of an SAR.

Phantom Stock. Recipients of phantom stock will recognize ordinary income in the taxable year in which cash is transferred to the individual. Participating individuals who are employees will be subject to applicable tax withholding (including income taxes, FICA, and FUTA) with respect to such income. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation.

Section 162(m). While certain awards under the 2004 Stock Plan may be intended to be exempt or eligible for exemption from the deductibility limits under Section 162(m), the rules and regulations promulgated under Section 162(m) are complicated and may change from time to time, sometimes with retroactive effect. As such, there can be no guarantee that any award intended to qualify as performance-based compensation within the meaning of Section 162(m) will so qualify.

Additional Information Regarding New Plan Benefits

Awards under the 2004 Stock Plan are based upon the Company’s performance. Accordingly, future awards under the 2004 Stock Plan are not determinable at this time. Reference is made to the tables captioned “Summary Compensation Table,” “Grants of Plan-Based Awards for Fiscal 2014,” “Option Exercises and Stock Vested in Fiscal 2014” and “Outstanding Equity Awards at the End of Fiscal 2014” at pages 40 through 42 of this Proxy Statement for detailed information on stock incentive awards and exercises of such awards by certain executive officers under the 2004 Stock Plan.

Existing Plan Benefits - Historical Option Grants Under 2004 Stock Plan

The following table provides information with respect to stock options granted under the 2004 Stock Plan to our named executive officers, director nominees, and employees from inception of the plan on July 30, 2004 through June 4, 2014:

Number of
Stock Options
Name and Position	Granted
Michael Burdiek	487,200
Director, President and Chief Executive Officer

Garo Sarkissian	185,400
Senior Vice President Corporate Development

Richard Vitelle	409,600
Executive Vice President and Chief Financial Officer

All current executive officers as a group (3 persons)	1,082,200

All current directors and director nominees who are not executive
officers as a group (7 persons)	44,899

All Employees other than current executive officers as a group	2,240,900

Market Price of the Common Stock

As of June 4, 2014, the fair market value of the Common Stock was $18.49 per share, based on the closing price of the Common Stock as reported by NASDAQ.

PROPOSAL FIVE
RATIFICATION OF INDEPENDENT AUDITING FIRM

General
At the Annual Meeting, we are seeking ratification of the appointment of SingerLewak LLP (“SingerLewak”) as our independent auditing firm for our fiscal year ending February 28, 2015. SingerLewak has served as the Company's independent auditing firm beginning with fiscal year 2009. A representative of SingerLewak is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The Audit Committee of the Board of Directors has appointed SingerLewak as our independent auditing firm to audit our consolidated financial statements for the fiscal year ending February 28, 2015. In the event the stockholders fail to ratify the appointment of SingerLewak as our independent auditing firm, the Audit Committee will reconsider its selection. Even if the selection is ratified, the

Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time if the Audit Committee believes that such a change would be in the best interests of CalAmp and its stockholders. Stockholder ratification of the selection of SingerLewak is not required by our bylaws or otherwise. The Board of Directors is submitting the selection of SingerLewak to the stockholders for ratification as a matter of good corporate practice.

Fees
Fees of SingerLewak during the last two fiscal years are summarized below:

	Fiscal 2014	Fiscal 2013
	Fees	Fees
Audit fees	$458,100	$442,600
Audit-related fees	$9,900	$67,100
Tax fees	$-0-	$-0-
All other fees	$-0-	$-0-

The amount shown for "Audit-related fees” in fiscal 2013 represents services rendered in connection with the filing of a registration statement for a public stock offering. In addition to the foregoing fees paid to SingerLewak for fiscal years 2014 and 2013, the Company paid fees of $46,600 and $46,000 in fiscal years 2014 and 2013, respectively, to another public accounting firm to assist the Company with management's assessment of internal control over financial reporting pursuant to the requirements of Section 404 of the Sarbanes-Oxley Act. The Audit Committee pre-approved all of the foregoing fees in accordance with the Audit Committee's pre-approval policy described below.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
Under its charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members, and the member or members to whom such authority is delegated must report any pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee cannot delegate its responsibilities to pre-approve services performed by the independent auditor to management. The Audit Committee's pre-approval policy includes a list of prohibited non-audit services, such as financial information systems design and implementation, that the independent auditor cannot perform for the Company under any circumstances.

Determination of Independence
The Audit Committee has determined that the nature of all services provided by SingerLewak is compatible with their maintenance of auditor independence.

Vote Required and Recommendation of the Board of Directors
Ratification of the appointment of SingerLewak requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are present in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE
SELECTION OF SINGERLEWAK TO SERVE AS OUR INDEPENDENT
AUDITING FIRM FOR OUR 2015 FISCAL YEAR AND RECOMMENDS THAT
THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee operates under a written charter that was adopted by the Board in 2001. The Audit Committee charter is reviewed annually and was last amended in April 2012. A copy of the charter is available on the Company's website at www.calamp.com. The Audit Committee consists of four directors, none of whom were or are officers or employees of the Company. The current members of the Audit Committee are Larry Wolfe, who serves as Chairman, Kimberly Alexy, A.J. "Bert" Moyer and Frank Perna, Jr. Each is an "independent" director within Section 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules.

Duties of the Audit Committee during the period covered by this Report were to:

  oversee the Company's internal accounting and operational controls as well as its financial and regulatory reporting,

  select the Company's independent auditors and assess their performance on an ongoing basis,

  review the Company's interim and year-end financial statements and audit findings with management and the Company's independent auditors, and take any action considered appropriate by the Audit Committee and the Board, review the Company's general policies and procedures regarding audits, accounting and financial controls, the scope and results of the auditing engagement, and the extent to which the Company has implemented changes suggested by the auditors, review the results of each audit by the Company's independent accountants and discuss with them any factors, including, without limitation, the provision of any non-audit services, that may affect their independence, perform other oversight functions as requested by the full Board, and report activities performed to the full Board.

Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee reviewed CalAmp's audited financial statements for the fiscal year ended February 28, 2014 and discussed these financial statements with both the management of the Company and SingerLewak, CalAmp's independent public accountants. The Company's management, which has primary responsibility for the Company's financial statements, represented to the Audit Committee that its audited financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee also received and reviewed the written disclosures and the letter from SingerLewak required by the rules of the PCAOB, and the Audit Committee has discussed with SingerLewak its independence from the Company and its management.

Based on the review and discussions as described above, and in reliance thereon, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 2014.

During fiscal 2014, management evaluated the Company's system of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates at its meetings. Once the documentation, testing and evaluation were completed, the Audit Committee reviewed and discussed with management its assessment and report on the effectiveness of the Company's internal control over financial reporting as of February 28, 2014.

Also during fiscal 2014, the Audit Committee met with SingerLewak, with and without management present, to discuss the results of its quarterly reviews and annual audit and its observations and recommendations regarding the Company's internal control over financial reporting. The Audit Committee also reviewed and discussed with SingerLewak its review and report on the Company’s internal control over financial reporting. The Company filed this report with the SEC in its Annual Report on Form 10-K for the fiscal year ended February 28, 2014.

AUDIT COMMITTEE
Larry Wolfe, Chairman
Kimberly Alexy
A.J. "Bert" Moyer
Frank Perna, Jr.

OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of June 4, 2014 by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each individual appearing in the Summary Compensation Table appearing elsewhere in this Proxy Statement that was serving as an executive officer at the end of the latest fiscal year, and (iv) all directors and executive officers as a group. The Company knows of no agreements among its stockholders that relate to voting or investment power over its Common Stock.

	Shares
	Beneficially	Ownership
Name and Address of Beneficial Owner (1)	Owned (2)	Percent (3)
A.J. "Bert" Moyer, Director	92,481	*
Kimberly Alexy, Director	44,931	*
Amal Johnson, Director	4,384	*
Michael Burdiek, President, Chief Executive Officer and Director	701,951	1.9%
Thomas Pardun, Director	123,308	*
Frank Perna, Jr., Director	224,722	*
Larry Wolfe, Director	86,931	*
Garo Sarkissian, Senior Vice President Corporate Development	295,362	*
Richard Vitelle, Executive Vice President and CFO	620,416	1.7%
All directors and executive officers as a group (9 persons)	2,213,276	6.0%
BlackRock, Inc. and Subsidiaries	3,126,153 (4)	8.7%
40 East 52nd Street
New York, NY 10022

*	Less than 1.0% ownership

(1)	The address of each named officer and director is c/o CalAmp, 1401 N. Rice Avenue, Oxnard, CA 93030.

(2)	Amounts include shares purchasable upon exercise of stock options that were exercisable as of June 4, 2014 or within 60 days thereafter, in the following amounts:

Michael Burdiek	280,800
Garo Sarkissian	129,600
Richard Vitelle	297,900
All officers and directors as a group	708,300

(3)	For the purposes of determining the percentage of outstanding Common Stock held by the persons set forth in the table and by all officers and directors as a group, the number of shares is divided by the sum of the number of outstanding shares of the Company's Common Stock on June 4, 2014 (35,947,766 shares) and the number of shares of Common Stock subject to options exercisable currently or within 60 days of June 4, 2014 by such persons or by the officer and director group as a whole.

(4)	Shares owned are as of December 31, 2013 according to Forms 13F filed with the U.S. Securities and Exchange Commission on January 28, 2014 by BlackRock, Inc. and its subsidiaries BlackRock Advisors LLC, Blackrock Investment Management LLC, BlackRock fund Advisors and BlackRock Institutional Trust Company N.A. (collectively, “Blackrock”). The Forms 13F indicate that the Blackrock has sole dispositive power as to all 3,126,153 shares and sole voting power as to 3,043,922 shares.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

At February 28, 2014, the Company had two equity award plans, the 1999 Stock Option Plan and the 2004 Incentive Stock Plan (the “2004 Stock Plan”). Under the 2004 Stock Plan, various types of equity awards can be made, including stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), phantom stock and bonus stock. To date, only stock options, restricted stock, RSUs and bonus stock have been granted under the 2004 Stock Plan. Options can no longer be granted under the 1999 Stock Option Plan. The 1999 Stock Option Plan and the 2004 Stock Plan were both approved by the Company's stockholders.

The following table sets forth information regarding securities authorized for issuance under equity compensation plans as of February 28, 2014:

	Number of		Number of securities
	securities to be		remaining available for
	issued upon	Weighted-average	future issuance under
	exercise of	exercise price	equity compensation
	outstanding	of outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected in
Plan Category	and rights	and rights	the second column)
Equity compensation plans
approved by stockholders	1,759,799 (1)	$5.04 (2)	649,160

(1)	Consists of 1,093,424 outstanding stock options and 666,375 outstanding RSUs.

(2)	Represents the weighted-average exercise price of outstanding options only.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
Compensation Discussion and Analysis

Compensation Philosophy and Programs

The Company’s executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. Consistent with this philosophy, the following goals provide a framework for the Compensation Committee's administration of the executive compensation program:

  executive compensation should be comparable to the average or median compensation level of comparable companies (as discussed in further detail below) to allow the Company to attract and retain talented management;

  annual variable compensation should reward the executives for achieving specific results that are intended to increase stockholder value;

  total compensation for each executive should be related to overall Company performance as well as individual performance;

  the compensation program should align the interests of the Company's executives with those of its stockholders; and

  supplemental benefits and perquisites that reward executives without regard to performance should be minimal.

Elements of Compensation

In order to achieve the above goals, the total compensation package of the executive officers includes base salary, an annual cash bonus (short-term incentive), and long-term compensation in the form of equity awards. Salary is set at a competitive level (as discussed in further detail below) to attract and retain qualified candidates. Bonuses are tied specifically to performance of the Company or a specific business unit of the Company and/or individual contributions. Equity-based incentive awards are granted in amounts the Compensation Committee believes are necessary to provide incentives for future performance, taking into account competitive long-term incentive practices of similar companies, responsibilities and duties of each officer, and individual performance. This mix of compensation elements is intended to place a significant portion of compensation at risk and emphasizes performance.

The Company also provides executive officers with benefit plans that are generally available to all regular full-time employees of CalAmp. The Compensation Committee believes that appropriately balancing the total compensation package and ensuring the viability of each component of the package (both on its own and taken together as a whole) is necessary in order to provide market-competitive compensation. The Compensation Committee strives to balance the various components of the officer compensation program in order to motivate executives to improve the Company's results on a cost-effective basis. The factors that are used to determine individual compensation packages are generally similar for each named executive officer, including the CEO.

Role of the Compensation Committee

The members of the Compensation Committee have been appointed by the Board of Directors. The Compensation Committee currently consists of four directors, all of whom are "independent directors" as defined in the listing standards of the NASDAQ Marketplace Rules. The current members of the Compensation Committee are Thomas Pardun, who serves as Chairman, Kimberly Alexy, Bert Moyer and Larry Wolfe.

The Compensation Committee operates under a written charter that was originally adopted by the Board in 2002 and which has subsequently been amended from time to time, most recently in 2013. The charter of the Compensation Committee is posted on the Company’s website at www.calamp.com.

The Compensation Committee is responsible for monitoring the performance and compensation of the named executive officers listed in the Summary Compensation Table below, reviewing the compensation plans, including bonuses, and administering the Company's equity award plans. While the Company's Board of Directors is responsible for the final approval of executive compensation, it relies heavily on the advice and recommendations of the Compensation Committee.

Role of Management in the Compensation Determination Process

The Compensation Committee periodically meets with the Company's Chief Executive Officer and Chief Financial Officer to obtain information with respect to compensation programs. The CEO makes recommendations to the Compensation Committee on the base salaries, incentive targets and measures, and equity compensation for the Company's executive officers. The Compensation Committee considers, but is not bound by and does not always accept, management’s recommendations with respect to executive officer compensation. The Compensation Committee also periodically seeks input from compensation consultants or other independent information sources prior to making any final determinations. The CEO and CFO attend most of the Compensation Committee’s meetings, but the Compensation Committee also regularly holds executive sessions not attended by any members of management. The Compensation Committee discusses the CEO's compensation package with him, but the Committee’s charter specifies that the CEO may not be present during the Compensation Committee’s deliberations or voting on the CEO’s compensation. The Compensation Committee has not delegated any of its authority with respect to compensation of executive officers to any member of management.

Role of Compensation Consultants in the Compensation Determination Process

The Compensation Committee has the authority in its sole discretion to engage its own compensation consultants and other independent advisors to assist in creating and administering the Company's executive compensation policies. Periodically the Compensation Committee retains the services of independent compensation consulting firms to conduct various compensation-related studies and analyses. The independent consulting firms do not provide any other services to the Company and have received no compensation other than with respect to services provided to the Compensation Committee. In January 2013, Compensia was engaged to assist the Compensation Committee in the determination of executive officer compensation for fiscal year 2014. The process of determining fiscal 2014 executive officer compensation is described below. Pursuant to the factors set forth in Item 407 of Regulation S-K, the Compensation Committee has reviewed the independence of Compensia and conducted a conflicts of interest assessment, and has concluded that Compensia is independent and Compensia’s work for the Compensation Committee has not raised any conflicts of interest.

Determination of Executive Officer Compensation for Fiscal 2014

     Comparative Analysis

The Compensation Committee engaged Compensia to assist the Committee in the evaluation of appropriate cash and equity compensation for the executive officers for fiscal 2014. Compensia, in consultation with the Company’s management, prepared a competitive compensation analysis that compared the cash and equity-based compensation of the Company's executive officers with the compensation data of a public company peer group (the "Peer Group") as reported in proxy statements and other public filings. In determining the Peer Group for fiscal 2014, Compensia used as the starting point the list of 16 companies included in the previous year’s Peer Group. Compensia then screened the universe of public technology companies to identify other firms with similar financial, industry and size characteristics to CalAmp. Compensia, with input from the Compensation Committee, then added 10 companies to the proposed Peer Group list and removed 9 companies whose size were no longer proximate to the Company’s current size. The resultant Peer Group for fiscal 2014, consisting of 17 companies, was then approved by the Compensation Committee. The fiscal 2014 Peer Group companies are 8x8 Inc., Anaren Inc., Digi International Inc., Emulex Corp., EnerNOC Inc., Extreme Networks Inc., Globecomm Systems Inc., Iridium Communications Inc., KVH Industries Inc., Logmein Inc., Oplink Communications Inc., RealD Inc., Sierra Wireless Inc., Seachange International Inc., Symmetricom Inc., TeleNav Inc. and Ubiquiti Networks Inc. At the time that Compensia prepared the competitive compensation analysis for fiscal 2014, CalAmp’s consolidated revenue for the trailing 12 month period was at the 44th percent rank of the Peer Group, and CalAmp’s market capitalization was at the 55th percent rank of the Peer Group.

The competitive compensation analysis for fiscal 2014 was presented by Compensia to the Compensation Committee during a meeting on April 22, 2013. At this meeting Compensia also presented its assessment of the Company’s executive compensation elements relative to market practices and trends.

     Base Salary

Base salary for executive officers, including that of the CEO, is set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. The Compensation Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions, individual performance and responsibilities, and the Company’s financial position. In deliberating on proposed salary adjustments, the Compensation Committee considers the position relative to market of each officer’s proposed base amount, and generally targets the 50th percentile of market as represented by the blended data of the Radford Executive Survey and the Peer Group companies. For fiscal 2014 the base salary of each of the NEOs was increased. Base salary amounts for the NEOs are shown in the Summary Compensation Table on page 40.

     Short-Term Incentive Compensation Plan

The Company’s annual incentive bonus plan for executive officers reflects the Compensation Committee’s belief that a meaningful component of executive compensation should be contingent on the financial performance of the Company. The aggregate value of total cash compensation (base salary and bonus) for executive officers is generally targeted at approximately the 50th percentile of executive compensation at comparable companies, based on the blended data of the Radford Executive Survey and the Peer Group companies, with the intent that superior performance under the incentive compensation plan would enable each executive to elevate his total cash compensation to a level that is above the average of comparable companies.

At the Compensation Committee's April 22, 2013 meeting, the CEO presented the proposed parameters of the executive officer short-term incentive plan for fiscal 2014, including weighting factors, incentive amounts as a percentage of base salary, and quantitative goals. The quantitative goals proposed for the fiscal 2014 short-term incentive plan were consolidated revenue and consolidated earnings before interest, taxes, depreciation, amortization and stock-based compensation expense, or EBITDA, per the fiscal 2014 Annual Operating Plan ("AOP"). These measures are believed to best reflect the short-term performance of the Company, as they are directly influenced by management's actions. In executive session, with no members of management present, the Compensation Committee deliberated on the proposed executive officer short-term incentive plan for fiscal 2014, after which the fiscal 2014 executive officer short-term incentive plan was approved. The 2014 short-term incentive plan was ratified by the Board of Directors at a meeting held on April 23, 2013. The fiscal 2014 short-term incentive plan consisted of the following payout percentages at the Threshold, Target and Maximum performance levels:

	Incentive Amounts as a % of Base Salary
	Threshold	Target	Maximum
President & CEO	15%	100%	150%
Executive VP & CFO	15%	55%	110%
SVP Corporate Development	15%	50%	100%

The incentive amounts as a percentage of base salary were increased 5 to 30 percentage points at the Target level and 20 percentage points at the Maximum level for each officer from the percentages used in the fiscal 2013 short-term incentive plan to align these incentive plan parameters with market as indicated by competitive benchmark data.

The Compensation Committee believes that this short-term incentive plan structure rewards the executive officers for overachievement of the Company's quantitative goals and provides limited downside protection in the event of performance that is close to, but below, the target level. For fiscal 2014, the quantitative goals at the Target level were set equal to consolidated revenue and consolidated EBITDA as shown in the fiscal 2014 AOP, which is consistent with the methodology used for the short-term incentive plans of previous years. Quantitative goals at the Threshold and Maximum performance levels were determined by varying the goal amounts up or down from the projected revenue and EBITDA amounts shown in the fiscal 2014 AOP. The AOP is established by management and approved by the Board at the beginning of each fiscal year, and reflects performance levels that the Board feels are challenging but achievable with significant effort. The Maximum levels for each measure are generally set so as to represent both extremely challenging performance goals and outstanding achievement. Payouts are prorated on a straight-line basis for achievement between the Threshold and Target levels or the Target and Maximum levels. If the Company does not achieve at least the Threshold performance level for a measure, no payout is made for that measure.

The fiscal 2014 quantitative goals were as follows (in millions):

	Threshold	Target	Maximum
Consolidated revenue	$202.3	$224.8	$258.5
Consolidated EBITDA	$24.1	$30.1	$39.1

For fiscal 2014, the Compensation Committee established weighting factors of 50% each on consolidated revenue and consolidated EBITDA for each of the executive officers. For fiscal 2014, actual consolidated revenue of $235.9 million was above the Target performance level, and actual consolidated EBITDA of $29.3 million was above the Threshold performance level but below the Target performance level. Incentive plan payout amounts for fiscal 2014 are disclosed in the Summary Compensation Table on page 40.

     Equity Awards

The Compensation Committee believes that equity compensation plans are an essential tool to align the long-term interests of stockholders and employees, particularly members of executive management, and serve to motivate executive officers to make decisions that will, in the long run, provide the best returns to stockholders. The Compensation Committee also believes that broad-based equity plans remain an essential element of a competitive compensation package, given that such plans are offered currently by most public technology companies with whom the Company competes for both executives and non-executive employees.

The Compensation Committee and the Board believe that the use of a combination of restricted stock shares and stock options as part of the executive officer compensation program helps drive long-term Company performance, aligns the interests of the officers with those of the Company's stockholders, and provides a retention factor through long-term vesting of equity awards. The Compensation Committee’s longstanding practice has been to award restricted stock and stock option awards to executive officers that vest ratably over a four year period, consistent with the vesting period for equity awards made to the Company’s non-officer employees. In addition to these time-based awards, the Compensation Committee may consider the use of performance-based equity awards in the future.

In determining the number of equity awards to be granted to executive officers, the Compensation Committee first establishes the total fair value of equity awards for each officer by reference to prevailing market compensation levels for comparable positions and other factors as discussed in the following paragraph. The Compensation Committee next considers the apportionment of the total equity award fair value between restricted shares and options. For several years prior to fiscal 2014, the Compensation Committee used a ratio of 2-to-1 for the number of restricted stock shares to stock option shares for each executive officer. During such years the Compensation Committee believed that this ratio was appropriate because it helped achieve the objective of increasing the share ownership of the officers to more closely align their interests with those of the other stockholders. For fiscal 2014, the Compensation Committee used a 2-to-1 ratio of restricted stock fair value to stock option fair value for the equity awards made to the executive officers in order to bring the value mix into closer alignment with average ratio used by the Peer Group companies. Notwithstanding this, the Compensation Committee may change this ratio in the future in response to evolving compensation objectives.

At a meeting of the Compensation Committee held on July 25, 2013, the CEO presented proposed equity awards for the executive officers. During this meeting the Compensation Committee considered the information on Total Direct Compensation (base salary, cash bonus plus equity compensation) contained in the fiscal 2014 competitive compensation assessment described above that compared the compensation of the Company’s executive officers with blended compensation data from the Radford Executive Survey and the Peer Group companies. In evaluating the proposed executive officer equity awards for fiscal 2014, the Compensation Committee also considered factors such as the ratio of proposed equity awards for executive officers and non-executive officer employees of the Company, the prevailing stock price, estimates of stock compensation expense, longevity projections of the equity award plan pool of available units, and equity award ‘burn rate’ estimates.

It was noted during this Compensation Committee meeting that Total Direct Compensation of the Company’s executive officers as a group was essentially equal to the market, as represented by the median Total Direct Compensation amount of the Radford Executive Survey and the Peer Group companies. Following the Compensation Committee's review and deliberation at this meeting, the Committee approved equity awards for the executive officers, and these awards were ratified by the full Board. These equity awards are detailed in the Grants of Plan-Based Awards for Fiscal 2014 table on page 41.

Equity Award Practices

The Compensation Committee or the Board of Directors approves all equity awards. Equity awards, typically consisting of stock options, restricted stock or RSUs, are generally made when a key employee, including an executive officer, joins the Company, and generally on an annual basis thereafter. These executive officer and key employee equity awards typically vest over a four-year period. Stock options are granted at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. The date of grant is the date on which the Compensation Committee or the Board meets and approves the particular option grant or grants. Since fiscal 2008 it has been the Company’s practice to make annual equity award grants to executive officers and key employees on the day of the annual meeting of stockholders, at the same time that equity awards are made to non-employee directors pursuant to the provisions of the Company's 2004 Stock Plan.

The size of an initial equity award to an executive officer is based upon the position, responsibilities and expected contribution of the individual, with subsequent grants also taking into account the individual’s performance and potential contributions. In establishing the amount and type of equity awards to the Company’s executive officers, the Compensation Committee takes into consideration each executive officer's duties and responsibilities, individual performance, and the competitive compensation analysis in which the executive officers' total direct compensation is benchmarked against blended compensation data from the Radford Executive Survey and the Peer Group companies. The Compensation Committee also takes into consideration the equity award burn rate in relation to industry averages published by RiskMetrics Group and the financial statement impact of proposed equity awards.

The Company does not schedule the granting of equity awards to coincide with any favorable or unfavorable news released by the Company. The timing of initial grants is driven by the date of hire of new employees. The annual meeting of stockholders, at which time the Compensation Committee reviews and approves annual equity grants for officers and key employees, is typically held during the last week of July on a date established about three months in advance.

Fiscal 2013 “Say on Pay” Advisory Vote on Executive Compensation

At last year’s Annual Stockholders’ Meeting, approximately 95% of the votes cast in the “say on pay” advisory vote were “FOR” approval of the Company’s executive compensation. The Compensation Committee evaluated the results of the fiscal 2013 advisory vote together with the other factors and data discussed in this Compensation Discussion and Analysis in determining executive compensation policies and decisions. The Committee considered the vote results and due to the significant approval vote did not make changes to the Company’s executive compensation policies and decisions as a result of the fiscal 2013 advisory vote.

Executive Officer Stock Ownership Guidelines and Equity Holding Period

In 2004, the Compensation Committee adopted minimum stock ownership guidelines for executive officers. For the CEO, the guideline stock ownership amount is 2.5 times annual base salary, and for all other executive officers the guideline stock ownership amount is 1.5 times annual base salary. The market value of the stock on the date of acquisition serves as the basis for determining compliance with the guidelines. At the end of fiscal 2014, all executive officers were in compliance with these stock ownership guidelines.

The Company does not currently have a policy that specifies a minimum holding period for Company stock acquired by the executive officers as the result of restricted stock awards or option exercises. The Board of Directors believes that the executive officer stock ownership guidelines are sufficient to ensure that the Company’s officers maintain a meaningful ownership interest in the Company.

Retirement Benefits

The Company does not provide pension benefits to any of its employees, including the executive officers, other than a 401(k) plan that is open to all regular, full-time U.S. employees. The 401(k) plan is a tax-qualified retirement savings plan pursuant to which all U.S. employees, including the NEOs, are permitted to contribute up to the limit prescribed by the Internal Revenue Service on a before-tax basis. The Company matches dollar for dollar of the first 3% of pay contributed to the 401(k) plan each year and one-half of the next 2% of pay contributed to the plan.

Adjustment or Recovery of Payments

Under Section 304 of the Sarbanes-Oxley Act of 2002, CEOs and CFOs of companies that have to restate earnings because of financial “misconduct” must pay back the bonuses and incentive compensation that they received from their companies. Beyond this statutory requirement, CalAmp does not currently have a policy requiring a fixed course of action with respect to compensation adjustments following later restatements of performance targets. Under those circumstances, it is anticipated that the Compensation Committee and the Board would evaluate whether other compensation adjustments in addition to those mandated under the Sarbanes-Oxley Act were appropriate based upon the facts and circumstances surrounding the restatement.

Severance and Change in Control Payments

The Company's Board of Directors has provided executive officers with severance and change in control arrangements in order to promote stability and continuity, and to mitigate a potential disincentive for the executives to pursue and execute an acquisition of the Company, particularly where the services of these executive officers may not be required by the acquirer. For a more detailed description of these severance and change in control benefits, please see the discussion under “Employment Contracts and Change-In-Control Arrangements” on page 43.

Other Compensation

Other elements of executive compensation include life and long-term disability insurance and health benefits. These benefits are also available to all regular, full-time U.S. employees of the Company, except that the Company pays the entire disability and health insurance premiums for the executive officers. The executive officers are also covered by a supplemental medical insurance program that reimburses the officer for out-of-pocket eligible medical costs up to an annual limit of $100,000 per officer. Company payments for executive officers pursuant to these other elements of compensation in fiscal 2014 are included in the “All Other Compensation” column in the Summary Compensation Table on page 40.

Tax and Accounting Implications

As part of its role, the Compensation Committee reviews and considers the deductibility of executive officer compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. To qualify for deductibility under Section 162(m), compensation in excess of $1,000,000 per year paid to the NEOs (other than the CFO) at the end of such fiscal year generally must be “performance-based” compensation as determined under Section 162(m). The Compensation Committee generally intends to comply with the requirements for full deductibility of executive officer compensation under Section 162(m). The rules and regulations promulgated under Section 162(m), however, are complicated and subject to change from time to time, sometimes with retroactive effect. As such, there can be no assurance that compensation intended to be performance-based for purposes of Section 162(m) will be fully deductible under all circumstances. Additionally, the Committee will balance the costs and burdens involved in complying with Section 162(m) against the value to the Company and its stockholders of the tax benefits that the Company would obtain as a result, and may in certain instances pay compensation that is not fully deductible if, in its determination, such costs and burdens outweigh such benefits.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Committee Report by reference therein.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2014.

COMPENSATION COMMITTEE

Thomas Pardun, Chairman
Kimberly Alexy
Bert Moyer
Larry Wolfe

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2014, the Compensation Committee was comprised of Mr. Pardun, Ms. Alexy, Mr. Wolfe, Frank Perna, who served as a member of the Committee for the first five months of the year, and Mr. Moyer, who served as a member of the Committee for the last seven months of the year. There are no interlocks between the Company and other entities involving the Company's officers and directors who serve as executive officers or directors of other entities.

SUMMARY COMPENSATION TABLE

The table below sets forth the compensation awarded to, earned by, or paid to each of the Company's executive officers for the last three fiscal years.

					Non-Equity
			Grant Date Fair Value:		Incentive Plan	All Other
Name and	Fiscal		Stock	Option	Compensation	Compen-
Principal Position	Year	Salary	Awards	Awards	(Bonus Plan)	sation		Total
			(1)	(1)
Michael Burdiek	2014	$440,000	$628,310	$313,076	$454,029	$17,861	(2)	$1,853,276
President and CEO	2013	425,000	481,920	157,100	537,459	19,539		1,621,018
	2012	379,385	644,000	209,000	380,280	16,197		1,628,862

Garo Sarkissian	2014	$250,000	$157,456	$ 79,212	$140,417	$20,641	(3)	$647,726
SVP Corporate	2013	240,000	165,660	52,360	181,144	17,149		656,313
Development	2012	235,000	119,360	38,720	130,325	20,229		543,634

Richard Vitelle	2014	$305,000	$219,530	$109,388	$188,167	$19,495	(4)	$841,580
Executive VP and CFO	2013	295,000	203,310	66,640	258,540	17,065		840,555
	2012	290,000	179,040	58,080	183,802	13,154		724,076

(1)	Amounts shown in these columns represent the grant date fair value for equity awards made during fiscal 2014, 2013 and 2012, calculated in accordance with FASB ASC Topic 718. The fair value of restricted stock awards is the closing stock price on the grant date. The fair value of option grants is computed using the Black-Scholes option pricing model and assuming no forfeitures. Assumptions made for the purpose of computing the fair value of stock options are described in the Company’s fiscal 2014 Annual Report on Form 10-K in Note 9 to the Consolidated Financial Statements under the heading “Equity Awards”.

(2)	Amount consists of $6,004 for a Company matching contribution under the 401(k) Plan, $1,774 under an executive medical cost reimbursement program, and $10,083 for health, disability and life insurance premiums paid by the Company for the benefit of Mr. Burdiek.

(3)	Amount consists of $6,004 for a Company matching contribution under the 401(k) Plan, $5,423 under an executive medical cost reimbursement program, and $9,214 for health, disability and life insurance premiums paid by the Company for the benefit of Mr. Sarkissian.

(4)	Amount consists of $6,312 for a Company matching contribution under the 401(k) Plan, $3,991 under an executive medical cost reimbursement program, and $9,192 for health, disability and life insurance premiums paid by the Company for the benefit of Mr. Vitelle.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2014

The table below sets forth the grants of stock options and restricted stock under our 2004 Incentive Stock Plan and other plan-based awards to the named executive officers during fiscal 2014.

					All Other	All Other
					Stock	Option
					Awards:	Awards:	Exercise or	Market	Grant Date
		Estimated Future Payouts			Number of	Number of	Base Price	Price on	Fair Value
		Under Non-Equity			Shares of	Securities	of Option	Grant	of Stock
	Grant	Incentive Plan Awards (1)			Stock or	Underlying	Awards	Date	and Option
Name	Date	Threshold	Target	Maximum	Units (#)	Options (#)	($/Sh.)	($/Sh.)	Awards ($)
Michael Burdiek		$66,000	$440,000	$660,000
President & CEO	7/25/13				41,500			$15.14	$628,310
	7/25/13					33,200	$15.14	$15.14	$313,076

Garo Sarkissian		$37,500	$125,000	$250,000
SVP Corporate	7/25/13				10,400			$15.14	$157,456
Development	7/25/13					8,400	$15.14	$15.14	$ 79,212

Richard Vitelle		$45,750	$167,750	$335,500
Executive VP	7/25/13				14,500			$15.14	$219,530
and CFO	7/25/13					11,600	$15.14	$15.14	$109,388

(1)	The amounts shown in these columns represent the Threshold, Target and Maximum payout levels under the fiscal 2014 executive officer short-term incentive plan. The actual amount of incentive bonus paid to each NEO for fiscal 2014 is reported under the “Non-Equity Incentive Plan (Bonus Plan)” column of the Summary Compensation Table.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2014

The following table sets forth the number of shares acquired upon exercise of options or vesting of restricted stock of each named executive officer during the fiscal year ended February 28, 2014, and the associated value realized.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares Acquired	Realized on	Shares Acquired	Realized on
Name and Position	On Exercise (#)	Exercise ($)	On Vesting (#)	Vesting ($)
Michael Burdiek	80,000	$1,125,375	104,000	$1,475,200
President and CEO

Garo Sarkissian	10,000	$230,725	33,500	$505,065
SVP Corp. Development

Richard Vitelle	90,000	$1,353,805	48,750	$734,573
Executive VP and CFO

OUTSTANDING EQUITY AWARDS AT THE END OF FISCAL 2014

The following table sets forth the outstanding equity awards of each named executive officer as of the end of fiscal 2014. All outstanding option awards reported in this table vest in equal annual installments over four years and expire 10 years from the date of grant. The outstanding stock awards reported in this table represent restricted stock that vests in equal annual installments over four years. At the end of fiscal 2014 there were no unearned equity awards under performance-based plans.

			Option Awards			Stock Awards
		Number of	Number of				Market
		Securities	Securities			Number of	Value of
		Underlying	Underlying			Shares of	Shares of
		Unexercised	Unexercised	Option	Option	Stock That	Stock That
Name and		Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not
Position	Grant Date	Exercisable	Unexercisable	Price ($)	Date	Vested (#)	Vested ($)
Michael Burdiek	06/28/06	15,000	0	8.45	06/28/16
President & CEO	08/01/07	5,000	0	4.28	08/01/17
	07/24/08	75,000	0	2.13	07/24/18
	07/30/09	50,000	0	1.80	07/30/19
	07/29/10	27,000	9,000	2.34	07/29/20	18,000	$576,720
	06/01/11	50,000	50,000	3.22	06/01/21	100,000	3,204,000
	07/31/12	8,250	24,750	7.53	07/31/22	48,000	1,537,920
	07/25/13	0	33,200	15.14	07/25/23	41,500	1,329,660

Garo Sarkissian	10/04/05	20,000	0	8.16	10/04/15
SVP Corporate	05/05/06	10,000	0	13.66	05/05/16
Development	08/01/07	30,000	0	4.28	08/01/17
	07/24/08	10,000	0	2.13	07/24/18
	07/30/09	20,000	0	1.80	07/30/19
	07/29/10	15,000	5,000	2.34	07/29/20	10,000	$320,400
	07/28/11	8,000	8,000	3.73	07/28/21	16,000	512,640
	07/31/12	2,750	8,250	7.53	07/31/22	16,500	528,660
	07/25/13	0	8,400	15.14	07/25/23	10,400	333,216

Richard Vitelle	05/05/06	60,000	0	13.66	05/05/16
Executive VP	08/01/07	60,000	0	4.28	08/01/17
and CFO	07/24/08	90,000	0	2.13	07/24/18
	07/30/09	30,000	0	1.80	07/30/19
	07/29/10	22,500	7,500	2.34	07/29/20	15,000	$480,600
	07/28/11	12,000	12,000	3.73	07/28/21	24,000	768,960
	07/31/12	3,500	10,500	7.53	07/31/22	20,250	648,810
	07/25/13	0	11,600	15.14	07/25/23	14,500	464,580

NONQUALIFIED DEFERRED COMPENSATION

During fiscal 2014 the Company adopted a nonqualified deferred compensation plan in which the executive officers and certain other management employees are eligible to participate. The following table presents the executive officer contributions to this nonqualified deferred compensation plan, earnings thereon and fiscal year-end account balances for fiscal 2014.

	Executive	Company	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY (1)	in Last FY	Last FY	Distributions	Last FYE
Michael Burdiek	$19,039	$0	$424	$0	$19,463
President & CEO

Garo Sarkissian	$2,164	$0	$50	$0	$2,214
SVP Corp. Development

(1)	Amounts in this column were also reported as “Salary” in the Summary Compensation Table on page 40.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

The Company has entered into change in control and salary continuation agreements with the named executive officers designed to protect such executives against the loss of their positions as a result of termination without Cause or termination for Good Reason both in conjunction and not in conjunction with a Change in Control, in which:

  "Cause" is defined as the occurrence or existence of any of the following with respect to the covered executive officer, as determined by a majority of the directors of the Board: (i) unsatisfactory performance of the officer's duties or responsibilities, after written notice and reasonable opportunity to cure; (ii) willful failure to follow any lawful directive of the Company or Board consistent with the officer's position and duties, after written notice and reasonable opportunity to cure; (iii) material breach by the officer of his duty not to engage in any transaction that represents, directly or indirectly, self-dealing with the Company or any of its affiliates that has not been approved by a majority of the disinterested directors of the Board; (iv) commission of any willful or intentional act that could reasonably be expected to materially injure the property, reputation, business or business relationships of the Company or its customers; or (v) the conviction or the plea of "no contest' to a felony involving moral turpitude;

  "Good Reason" is defined as (i) a material change or reduction in the officer's authority, duties and responsibilities following a Change of Control; (ii) transfer of the officer to another work location that is materially further away from the officer's current primary residence than the officer's current work location; or (iii) a material reduction in the officer's base salary made without the officer's consent; and

  "Change in Control" is defined as the first to occur of (i) the sale or other transfer of all or substantially all of the assets of the Company to any person or group; (ii) the adoption of a plan of liquidation or dissolution of the Company; (iii) the merger or consolidation of the Company with or into another entity, or the merger of another entity into the Company or any subsidiary of the Company with the effect that immediately after the transaction the stockholders of the Company hold less than 50% of the total voting power of all securities entitled to vote in the election of directors, managers or trustees of the entity surviving such merger or consolidation; or (iv) the acquisition by any person or group of more than 50% of the voting power of all securities of the Company entitled to vote in the election of directors of the Company.

If Michael Burdiek, CEO, or Richard Vitelle, CFO, is terminated without Cause or Good Reason not in conjunction with a Change in Control, the officer is entitled to severance in the form of continuation of payments of base salary for 6 months and COBRA premiums for 12 months. If Garo Sarkissian, SVP Corporate Development, is terminated without Cause not in conjunction with a Change in Control, he is entitled to severance in the form of continuation of payments of base salary for 3 months and COBRA premiums for 6 months. For illustration purposes, if these salary and benefit continuation provisions had been triggered as of the end of fiscal 2014 for any of the NEOs, the total salary continuation benefits payable would have been $220,000 for Mr. Burdiek, $62,500 for Mr. Sarkissian and $152,500 for Mr. Vitelle, and the COBRA premium benefits payable would have been $25,600 for Mr. Burdiek, $12,800 for Mr. Sarkissian and $17,700 for Mr. Vitelle. In addition, pursuant to a termination described in this paragraph, the executives’ unvested equity awards would continue to vest for a period of six months (or 3 months in the case of Mr. Sarkissian) following such termination.

If an executive officer is terminated without Cause or the officer terminates his employment for Good Reason within the 3-month period immediately preceding or the 12-month period immediately following a Change in Control, then the officer is entitled to severance in the form of continuation of payments of base salary and COBRA premiums for 18 months (or 12 months in the case of Mr. Sarkissian), and pro rata Target bonus for the then current fiscal year. For illustration purposes, if the Change in Control provisions had been triggered as of the end of fiscal 2014 for any of the NEOs, the salary continuation benefits payable would have been $660,000 for Mr. Burdiek, $250,000 for Mr. Sarkissian and $457,500 for Mr. Vitelle, the COBRA premium benefits payable would have been $38,300 for Mr. Burdiek, $25,600 for Mr. Sarkissian and $26,600 for Mr. Vitelle, and the prorated bonus payable would have been $440,000 for Mr. Burdiek, $125,000 for Mr. Sarkissian, and $167,750 for Mr. Vitelle.

The employment agreements of Messrs. Burdiek, Sarkissian and Vitelle also provide that if employment with the Company is terminated without Cause or for Good Reason within 3 months prior to or 12 months following a Change in Control, 75% (or 50% in the case of Mr. Sarkissian) of the then unvested equity awards would become immediately vested. For illustration purposes, if these provisions had been triggered as of the end of fiscal 2014, the value of the accelerated equity award vesting for each of the NEOs would have been as follows (based on the closing price of the Company’s Common Stock at the end of fiscal 2014 of $32.04 per share):

Value of Accelerated
Name and Position	Equity Award Vesting
Michael Burdiek, President & CEO	$7,143,000
Garo Sarkissian, SVP Corporate Development	$1,207,000
Richard Vitelle, Executive VP and CFO	$2,534,000

The employment agreement of each NEO continues in effect until May 30, 2016, and is subject to biennial review and renewal. If renewed, the employment agreement will provide for a minimum of two years of coverage; provided, however, that failure by the Company to renew the agreement constitutes termination without Cause.

STOCK PERFORMANCE GRAPH

The following graph and table compares the Company's stock performance to three stock indices over a five-year period assuming a $100 investment was made on the last day of fiscal year 2009.

Years Ended February 28,	2009	2010	2011	2012	2013	2014
CalAmp Corp.	100	562	610	836	2170	6408
NASDAQ Composite Index	100	162	205	224	244	328
NASDAQ Electronic Components	100	173	190	188	181	228
NASDAQ Telecommunications	100	178	245	269	340	449

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, the National Association of Securities Dealers and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file, or late filing, of such reports with respect to the fiscal year ended February 28, 2014. Based solely upon a review of reports delivered to the Company during this period, all of these filing requirements were satisfied on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has adopted a written policy pursuant to which material transactions between the Company and its executive officers, directors, nominees for election as directors, and principal stockholders (i.e., stockholders owning beneficially five percent or more of the outstanding voting securities of the Company) and members of the immediate family of any of the foregoing persons, shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount that exceeds $60,000. No such transactions occurred during the fiscal year ended February 28, 2014.

ANNUAL REPORT

The Annual Report to Stockholders for the fiscal year ended February 28, 2014 is being sent to all stockholders with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of any proxy.

The Company will also provide without charge a copy of its Annual Report on Form 10-K, including financial statements and related schedules, filed with the Securities and Exchange Commission, upon written or oral request from any person who was holder of record, or who represents in good faith he/she was a Beneficial Owner, of Common Stock of the Company on June 4, 2014. Any such request shall be addressed to the Company at 1401 North Rice Avenue, Oxnard, California 93030, Attention: Corporate Secretary or by calling (805) 987-9000.

STOCKHOLDER PROPOSALS

The bylaws of the Company provide that at any meeting of the stockholders only such business shall be conducted as shall have been brought before the meeting by or at the discretion of the Board of Directors or by any stockholder of the Company who gives written notice (in the form required by the bylaws) of such business to the Corporate Secretary of the Company not less than 60 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. The bylaws also provide that only such nominations for the election of directors may be considered as are made by the Board of Directors, or by any stockholder entitled to vote in the election of directors who provides written notice (in the form required by the bylaws) of such stockholder's intent to make such nomination to the Corporate Secretary of the Company not later than 60 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting.

Stockholders who intend to submit proposals for inclusion in the Proxy Statement relating to the fiscal year ending February 28, 2015 must do so by sending the proposal and supporting statements, if any, to the Company no later than February 16, 2015. Such proposals should be sent to the attention of the Corporate Secretary, CalAmp Corp., 1401 North Rice Avenue, Oxnard, California 93030.

OTHER MATTERS

Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person or person(s) acting under the proxy.

By Order of the Board of Directors,

Richard K. Vitelle
Corporate Secretary

Oxnard, California
June 16, 2014

EXHIBIT A

CALAMP CORP.
2004 INCENTIVE STOCK PLAN
AS AMENDED AND RESTATED EFFECTIVE JULY 29, 2014

1. PURPOSE OF THE PLAN

     The purpose of the CalAmp Corp. 2004 Incentive Stock Plan (the "Plan") is to provide a flexible framework that will permit the Board of Directors to develop and implement a variety of stock-based programs based on changing needs of CalAmp Corp. (together with its subsidiaries, the “Company”), its competitive market, and regulatory climate. The Board of Directors and senior management of the Company believe it is in the best interest of the Company's stockholders for officers, employees, and members of the Board of Directors of the Company to own stock in the Company and that such ownership will enhance the Company’s ability to attract highly qualified personnel, to strengthen its retention capabilities, to enhance the long-term performance of the Company and its subsidiaries, to vest in Participants a proprietary interest in the success of the Company and its subsidiaries, and to provide certain “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

     Upon its Effective Date, as defined herein, the Plan replaces the Company's 1999 Stock Option Plan. Beginning on such date, the 1999 Stock Option Plan becomes frozen and stock options can no longer be granted thereunder.

2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) “Award Agreement” shall mean a written agreement or other instrument approved by the Committee evidencing an Incentive Award. An Award Agreement may be in the form of an agreement to be executed by both the Participant and the Company (or an authorized representative of the Company) or certificates, notices or similar instruments as approved by the Committee.

     (b) “Board of Directors” shall mean the Board of Directors of the Company.

     (c) “Cause” means the occurrence or existence of any of the following with respect to a Participant, as determined by the Committee: (i) unsatisfactory performance of duties or responsibilities, provided that the Company has given the participant written notice specifying the unsatisfactory performance of his or her duties and responsibilities and afforded the participant reasonable opportunity for cure, all as determined by the Committee; (ii) a material breach by the participant of any of his or her material obligations under any employment agreement between the participant and the Company of which the Company has given participant written notice; (iii) willful failure to follow any lawful directive of the Company consistent with the participant's position and duties, after written notice and reasonable opportunity to cure, all as determined by the Committee; (iv) a material breach by the participant of his or her duty not to engage in any transaction that represents, directly or indirectly, self-dealing with the Company (or any Subsidiary) that has not been approved by a majority of the disinterested directors of the Board or of the terms of his or her employment; (v) commission of any willful or intentional act by the participant that reasonably could be expected to injure materially the property, reputation, business or business relationships of the Company or its customers; (vi) the conviction or the plea of nolo contendere or the equivalent in respect of a felony involving moral turpitude; or (vii) the abuse of any controlled substance or the abuse of alcohol or any other non-controlled substance which the Committee reasonably determines renders the participant unfit to serve in his or her capacity as an officer or employee of the Company (or any Subsidiary).

     (d) "Change of Control" shall mean the consummation of the first to occur of (i) the sale, lease or other transfer of all or substantially all of the assets of the Company to any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended); (ii) the complete liquidation or dissolution of the Company; (iii) the merger or consolidation of the Company with or into another entity or the merger of another entity into the Company or any

Subsidiary thereof with the effect that immediately after such transaction the stockholders of the Company immediately prior to such transaction (or their Related parties) hold less than 50% of the total voting power of all securities generally entitled to vote in the election of directors, managers or trustees of the entity surviving such merger of consolidation; or (iv) the acquisition by any person or group of more than 50% of the voting power of all securities of the Company generally entitled to vote in the election of directors of the Company.

     (e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

     (f) “Committee” shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (as defined herein), members of the Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from Incentive Awards (as defined herein) under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be “outside directors” within the meaning of such section.

     (g) “Company Stock” shall mean the common stock, par value $.01 per share, of the Company.

     (h) “Disability” shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her or (2) when used in connection with the exercise of an Incentive Stock Option (as defined herein) following termination of employment, disability within the meaning of Section 422(e)(3) of the Code.

     (i) “Division” shall mean a portion of the Company's overall business that is organized and managed as a separate operating unit or business segment of the Company.

     (j) “Effective Date” shall mean July 30, 2004.

     (k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     (l) The “Fair Market Value” of a share of Company Stock with respect to any day shall be the closing price of Company Stock that day as reported on the Nasdaq Global Select Market or on such other securities exchange or reporting system as may be designated by the Committee. In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Committee in its absolute discretion and, to the extent applicable, in a manner consistent with Section 409A and Section 22 of the Code.

     (m) “Incentive Award” shall mean an Option, SAR, Restricted Stock Unit, share of Restricted Stock, share of Phantom Stock or Stock Bonus (each as defined herein) granted pursuant to the terms of the Plan.

     (n) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code.

     (o) “Issue Date” shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 9(e).

     (p) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

     (q) “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

     (r) “Participant” shall mean an employee, member of the Board of Directors, or consultant of the Company to whom an Incentive Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

     (s) "Performance Goal" shall mean vesting targets which may be established by the Committee from time to time and documented in writing in connection with an Incentive Award, which may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations.

     (t) A share of “Phantom Stock” shall mean the right, granted pursuant to Section 11, to receive in cash the Fair Market Value of a share of Company Stock.

     (u) “Qualifying Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually (or over such shorter period) or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: revenue; gross profit; earnings before interest, taxes, depreciation and amortization (EBITDA); operating income; pre-or after-tax income; earnings per share; net cash flow; net cash flow per share; net income; return on sales; return on equity; return on total capital; return on assets; return on net assets employed; economic value added; share price performance; total shareholder return; cash; cash net of debt; improvement in or attainment of specified cost and expense levels; or improvement in or attainment of specified working capital levels.

     (v) “Restatement Effective Date” means the date this amendment and restatement of the Plan was approved and adopted by the Company’s stockholders.

     (w) A share of “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 9 hereof and which is subject to the restrictions set forth in Section 9(c).

     (x) “Restricted Stock Unit” means the right, granted pursuant to Section 10, to receive shares of Company Stock or cash in lieu thereof in the future.

     (y) “Retirement” means termination of employment from the Company or, in the case of a member of the Board of Directors, termination of service to the Company, by a Participant whose: (i) age plus years of service with the Company equal at least 65; and (ii) years of service with the Company equal at least five (5).

     (z) “Rule 16b-3” shall mean the rule thus designated as promulgated under the Exchange Act.

     (aa) “SAR” shall mean a stock appreciation right granted pursuant to Section 8.

     (bb) “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

     (cc) “Subsidiary” shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

     (dd) “Vesting Date” shall mean the date established by the Committee on which a Restricted Stock Unit or share of Restricted Stock or Phantom Stock may vest.

3. STOCK SUBJECT TO THE PLAN

     (a) Shares Available for Awards

     Subject to adjustment as provided in Section 3(c), the total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 8,000,000 shares. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

     The grant of an SAR that by its terms is to be settled in cash shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan.

     (b) Individual Limitation

     Subject to adjustment as provided in Section 3(c) hereof, the total number of Incentive Awards awarded to any one employee during any fiscal year of the Company, shall not exceed 300,000 shares of Company Stock. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section 3(b) shall not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

     (c) Adjustment for Change in Capitalization

     If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, by reason of any extraordinary cash dividend, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, the price per share under each outstanding Incentive Award, and the limitation set forth in Section 3(b), shall be proportionately adjusted by the Committee, whose determination shall be final and binding. After any adjustment made pursuant to this Section 3(c), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

     (d) Re-use of Shares

     The following shares of Company Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation or termination of such Award for any reason whatsoever; any shares of Restricted Stock forfeited; and, if allowed by the Committee as a form of payment of the Option exercise price or the required tax withholding in connection with an Incentive Award, any shares delivered by a Participant to the Company and any shares withheld and retained by the Company.

     (e) No Repricing

     Other than adjustments made in connection with a transaction or other change in the Company’s capitalization as described in Section 3(c), absent prior stockholder approval, neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected holders of Incentive Awards, to “reprice” an Option or SAR after the date of its initial grant. For purposes of the Plan, “repricing” means canceling an Option or SAR to issue a replacement Option or SAR to the Participant at a lower exercise price, reducing the exercise price of an Option or SAR, canceling an Option or SAR in exchange for cash or another type of Incentive Award, or taking any other action that is treated as a “repricing” under generally accepted accounting principles. This paragraph may not be amended, altered or repealed by the Board of Directors or the Committee without approval of the stockholders of the Company.

4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee shall determine whether an authorized leave of absence shall constitute termination of employment. Decisions of the Committee shall be final and binding on all parties. The Committee’s determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated). Notwithstanding anything to the contrary contained herein, the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” as used herein shall be deemed to mean the Board of Directors.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or SAR granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or SAR and (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any Restricted Stock Unit or share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such Incentive Award.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such officers and salaried employees of the Company and its Subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), non-employee members of the Board of Directors, and such consultants to the Company and its Subsidiaries as the Committee shall select in its discretion.

6. AWARDS UNDER THE PLAN; AWARD AGREEMENTS

     The Committee may grant Options, SARs, Restricted Stock Units, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the Incentive Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7. OPTIONS

     (a) Identification of Options

     Each Option shall be clearly identified in the applicable Award Agreement as either a Non-Qualified Stock Option or an Incentive Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

     (b) Exercise Price

     Each Award Agreement with respect to an Option shall set forth the amount (the “exercise price”) payable by the holder to the Company upon exercise of the Option. The exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted, except as permitted in connection with the issuance of Options in a transaction to which Section 424(a) of the Code applies.

     (c) Term and Exercise of Options

          (1) Unless the applicable Award Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any Option, that the Participant or the Company achieves such Performance Goals as the Committee may specify. The Committee shall determine the expiration date of each Option; provided, however, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan, and further provided that no Option shall be exercisable more than ten (10) years after the date of grant.

          (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise represents the entire unexercised portion of the Option or the entire portion of the Option that is then exercisable. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option in a manner determined by the Committee. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means:

               (i) in cash, by certified check, bank cashier’s check or wire transfer;

               (ii) through a broker-assisted transaction whereby a broker selected and engaged by the Participant sells shares of Company Stock in an open market transaction and remits to the Company from the sales proceeds on behalf of the Participant the Option exercise price and the required tax withholding amounts;

               (iii) subject to the approval of the Committee, and at the direction of the Participant, through shares retained by the Company in an amount whose aggregate Fair Market Value is equal on the date of exercise to the exercise price, thereby surrendering as payment the portion of the Option that covers the retained shares;

               (iv) subject to the approval of the Committee, in shares of Company Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; or

               (v) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize.

          (4) Notwithstanding the foregoing, in the case of an Incentive Stock Option exercised pursuant to (3)(iii) above, the number of shares deemed to be used to satisfy the exercise price will not be treated as having been purchased through the exercise of an Incentive Stock Option.

          (5) No shares of Company Stock will be issued until full payment has been made. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary’s designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary’s designee) of the Company shall require. Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

     (d) No Reload Rights

     Options granted under this Plan shall not contain any provision entitling the optionee to the automatic grant of additional options in connection with any exercise of the original option.

     (e) No Loans

     The Company may not make loans to individual Participants for the purpose of financing the exercise of an Option.

     (f) Limitations on Incentive Stock Options

          (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any “subsidiary corporation” of the Company within the meaning of Section 424 of the Code) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any “subsidiary corporation” of the Company within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (g) Effect of Termination of Employment

          (1) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment or service of a Participant with the Company shall terminate for any reason other than Cause, Disability, Retirement or death: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this Section 7(g)(1) shall be extended to one year in the event of the Participant’s death during such 90-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment or service of a Participant with the Company shall terminate on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (3) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, in the event that the employment or service of a Participant with the Company shall terminate on account of the Retirement of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable for a period of two years from the date of termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (4) Unless the applicable Award Agreement provides or the Committee shall determine otherwise, if a Participant’s employment by or service with the Company (or any Subsidiary) is terminated for Cause, any unexercised Stock Option granted to such participant shall be cancelled on the date of such termination, whether or not exercisable on such date. See also Section 20, Cancellation and Rescission of Incentive Awards.

     (h) Acceleration of Exercise Date Upon Change in Control

     In the event of a Change in Control, the Committee as constituted immediately before such Change in Control may, in its sole discretion, take action to make each Option granted under the Plan and outstanding at such time fully and immediately exercisable upon such Change in Control, and if so accelerated each Option shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. In addition, in the event of a potential Change in Control, the Committee may in its discretion cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Common Stock to be received by other shareholders of the Company in the Change in Control less the exercise price of each Option.

8. SARS

     (a) Exercise Price

     The exercise price per share of an SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

     (b) Benefit Upon Exercise

     At the time of granting an SAR, the Committee, in its sole and absolute discretion, shall specify whether the benefit payable upon exercise of the SAR will be paid in shares of Company Stock or in cash, and such form of payment will be made a part of the applicable Award Agreement. The exercise of an SAR with respect to any number of shares of Company Stock shall entitle the Participant to a payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the SAR. Payment will be made in shares of Company Stock, valued at their Fair Market Value on the date of exercise, or in cash, as specified in the applicable Award Agreement. Payments shall be made as soon as practicable following exercise of the SAR.

     (c) Term and Exercise of SARs

          (1) Unless the applicable Award Agreement provides otherwise, an SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any SAR, that the Participant or the Company achieves such Performance Goals as the Committee may specify. The Committee shall determine the expiration date of each SAR. Unless the applicable Award Agreement provides otherwise, no SAR shall be exercisable prior to the first anniversary of the date of grant.

          (2) An SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) An SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Award Agreement, shall specify the number of shares of Company Stock with respect to which the SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

     (d) Effect of Termination of Employment

     The provisions set forth in Section 7(g) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of SARs.

     (e) Acceleration of Exercise Date Upon Change in Control

     In the event of a Change in Control, the Committee as constituted immediately before such Change in Control may, in its sole discretion, take action to make each SAR granted under the Plan and outstanding at such time fully and immediately exercisable upon such Change in Control, and if so accelerated each SAR shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

9. RESTRICTED STOCK UNITS

     (a) Vesting Date

     At the time of the grant of Restricted Stock Units, the Committee shall establish a Vesting Date or Vesting Dates with respect to such Restricted Stock Units. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a Restricted Stock Unit imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a Restricted Stock Unit, such Restricted Stock Unit shall vest.

     (b) Benefit Upon Vesting

     Upon the vesting of a Restricted Stock Unit, the Participant shall be entitled to receive one share of Company Stock or an amount in cash equal to the Fair Market Value of a share of Company Stock on the date on which such share of Restricted Stock Unit vests, as determined by the Committee.

     (c) Conditions to Vesting

     At the time of the grant of Restricted Stock Units, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of Restricted Stock Units, that the Participant or the Company achieves such Performance Goals as the Committee may specify. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Restricted Stock Unit that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified when the Incentive Award is granted. The Committee may, in its discretion, also make grants of Restricted Stock Units which vest over a period of time of at least one year.

     (d) Dividends on Restricted Stock Units

     Company Stock underlying Restricted Stock Units shall be entitled to dividends or dividend equivalents only to the extent provided by the Committee.

     (e) Consequences of Vesting

     Upon the vesting of a Restricted Stock Unit (other than a Restricted Stock Unit that is settled in cash) pursuant to the terms of the Plan and the applicable Award Agreement, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Restricted Stock Unit was granted. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws.

     (f) Effect of Termination of Employment

          (1) Unless the applicable Award Agreement or the Committee provides otherwise, Restricted Stock Units that have not vested shall be forfeited upon the Participant’s termination of employment for any reason other than Cause.

          (2) In the event of the termination of a Participant’s employment for Cause, all Restricted Stock Units granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited. See also Section 20, Cancellation and Rescission of Incentive Awards.

     (g) Effect of Change in Control

     In the event of a Change in Control, the Committee as constituted immediately before such Change in Control may, in its sole discretion, take action to immediately vest upon such Change in Control all outstanding Restricted Stock Units which have not theretofore vested.

10. RESTRICTED STOCK

     (a) Issue Date and Vesting Date

     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall cease to apply to such share.

     (b) Conditions to Vesting

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such Performance Goals as the Committee may specify. Notwithstanding anything in this Plan to the contrary, the performance criteria for any grant of Restricted Stock that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified when the Incentive Award is granted. The Committee may, in its discretion, also make grants of Restricted Stock which vest over a period of time of at least one year.

     (c) Restrictions on Transfer Prior to Vesting

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

     (d) Dividends on Restricted Stock

     The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

     (e) Issuance of Certificates

          (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

     The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the CalAmp Corp. 2004 Stock Incentive Plan and related Award Agreement, and such rules, regulations and interpretations as the CalAmp Corp. Compensation Committee may adopt. Copies of the Plan, Award Agreement and, if any, rules, regulations and interpretations are on file in the office of the Secretary of CalAmp Corp., 1401 North Rice Avenue, Oxnard, California 93030.

Such legend shall not be removed until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held in escrow by the Company until (i) the restrictions have lapsed and (ii) the income tax and employment tax withholding amounts have been satisfied, as provided for in Section 17 hereof.

     (f) Consequences of Vesting

     Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions of Section 10(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e). Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws.

     (g) Effect of Termination of Employment

          (1) Unless the applicable Award Agreement or the Committee provides otherwise, during the 90 days following termination of a Participant’s employment for any reason other than Cause, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires such a return of shares, it also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

          (2) In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid for such shares. See also Section 20, Cancellation and Rescission of Incentive Awards.

     (h) Effect of Change in Control

     In the event of a Change in Control, the Committee as constituted immediately before such Change in Control may, in its sole discretion, take action to immediately vest upon such Change in Control all outstanding shares of Restricted Stock which have not theretofore vested.

11. PHANTOM STOCK

     (a) Vesting Date

     At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b) Benefit Upon Vesting

     Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c) Conditions to Vesting

     At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieves such Performance Goals as the Committee may specify. Notwithstanding anything in this Plan to the contrary, the performance criteria for any Phantom Stock that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code will be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified when the Incentive Award is granted. The Committee may, in its discretion, also make grants of Phantom Stock which vest over a period of time of at least one year.

     (d) Effect of Termination of Employment

          (1) Unless the applicable Award Agreement or the Committee provides otherwise, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant’s termination of employment for any reason other than Cause.

          (2) In the event of the termination of a Participant’s employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares. See also Section 20, Cancellation and Rescission of Incentive Awards.

     (e) Effect of Change in Control

     In the event of a Change in Control, the Committee as constituted immediately before such Change in Control may, in its sole discretion, take action to immediately vest upon such Change in Control all outstanding shares of Phantom Stock which have not theretofore vested.

12. STOCK BONUSES

     In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13. NON-EMPLOYEE DIRECTOR AWARDS

     Each year, on the day of the annual meeting of the stockholders of the Company at which directors of the Company are elected (and, in the case that a person becomes a Non-Employee Director other than at an annual meeting, on such date that the person first becomes a Non-Employee Director), each Non-Employee Director shall receive Incentive Awards in an amount not to exceed 20,000 shares of Company Stock. The specific amount of Incentive Awards to be granted to each Non-Employee Director on such dates will be as determined by the Board of Directors from time to time, subject to this limitation of 20,000 shares of Company Stock on each such date.

     If, on any date upon which Incentive Awards are to be granted pursuant to this Section 13, the number of shares of Company Stock remaining available for issuance under the Plan is less than the total number of shares of Company Stock that otherwise would be covered by such Incentive Awards, in the aggregate, then Incentive Awards for a pro rata amount of the remaining shares of Company Stock available for issuance (rounded to the nearest whole share) shall be awarded to each Non-Employee Director on such date. Incentive Awards granted pursuant to this Section 13 shall generally become exercisable one (1) year from the date of grant or over such longer or shorter period as the Board of Directors may from time to time establish, subject to the discretion of the Committee to accelerate the vesting of Incentive Awards as provided in Section 4 hereof.

14. RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares.

     Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

15. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

     The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their Incentive Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Incentive Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan or an arrangement not intended to qualify under Section 162(m) of the Code, and such arrangements may be either generally applicable or applicable only in specific cases.

16. SECURITIES MATTERS

     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the Nasdaq National Market and any other securities exchange on which shares of Company Stock are traded. Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Committee or the Company, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

     (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the Nasdaq National Market and any other securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of the Committee’s decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

17. WITHHOLDING TAXES

     Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

     Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the amount of any federal, state and local tax withholding requirements must be satisfied by the Participant prior to the issuance of shares by the Company (or, in the case of Restricted Stock, before the release of such shares from escrow). The Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, a Participant may satisfy the foregoing requirement by (i) electing to have the Company withhold and retain from delivery shares of Company Stock having a value equal to the amount of the tax withholding requirement, or (ii) delivering to the Company already vested and owned shares of Common Stock having a value equal to the amount of the tax withholding requirement. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the “Tax Date”). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award. To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Company Stock are subject to Section 16(b) of the Exchange Act shall be subject to the approval of the Committee in its sole discretion.

18. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

     If any Participant shall, in connection with the award of Restricted Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of award the amounts specified in Section 83(b)), such Participant shall notify the Company of such election at the time of entering into the Award Agreement pertaining to the Restricted Stock award, and shall concurrently make a payment to the Company of the aggregate income tax and employment tax withholding amount, such payment to be made in cash, by certified check, bank cashier’s check or wire transfer.

19. NOTIFICATION UPON DISQUALIFYING DISPOSITION

     Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten days of such disposition.

20. CANCELLATION AND RESCISSION OF INCENTIVE AWARDS

     Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Incentive Awards at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement, or if the Participant engages in any "Detrimental Activity." For purposes of this Section 20, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in the Company's Agreement Regarding Confidential Information and Intellectual Property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's "Confidentiality, Company Property, and Non-Solicitation Agreement" (formerly known as the Company's "Confidential Invention Agreement"), all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant's employment for Cause; (v) a violation of any rules, policies, procedures or guidelines of the Company, including but not limited to the Company's Code of Business Conduct and Ethics policy; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Participant being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

21. AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying the requirements of the Nasdaq Global Select Market or any other securities exchange on which shares of Company Stock are traded or Section 162(m) or Section 422 of the Code. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Incentive Award.

22. NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

23. TRANSFERS UPON DEATH; NONASSIGNABILITY

     Upon the death of a Participant outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     During a Participant’s lifetime, the Committee may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock; provided that, in the case of an Incentive Stock Option, transferability may be permitted during the Participant's lifetime only to the extent that the Incentive Stock Option retains its qualified status, unless the Committee and the Participant agree otherwise.

24. EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

25. FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its sole discretion, may determine.

26. EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall be effective as of the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Restatement Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

27. APPLICABLE LAW

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

EXHIBIT B

Proposal to Increase the Maximum Size of our Board

Proposed Amendment to Article VI Section A
of the Restated Certificate of Incorporation

A.	The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of no fewer than six and no more than ten directors. The exact number of directors of the Corporation shall be fixed from time to time, within the limits specified, solely by resolution of the Board. At each annual meeting of shareholders the directors shall be elected to hold office until the next annual meeting. Each director shall hold office after the annual meeting at which his or her term is scheduled to end until his or her successor shall be elected and shall qualify, subject to prior death, resignation, disqualification, or removal from office. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same term as the remaining term of his or her predecessor. In no case may a decrease in the number of directors shorten the term of any incumbent director. Any newly-created directorship resulting from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Notwithstanding anything to the contrary, the holders of a majority of the shares of Common Stock then entitled to vote at an election of directors may remove any director with or without cause.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the

Preferred Stock Designation applicable thereto, and such directors so elected shall be in addition to the number of directors provided by this Amended and Restated Certificate of Incorporation.

B-1

CALAMP CORP.
1401 N. RICE AVE.
OXNARD, CA 93030

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M76444-P54156	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CALAMP CORP.					For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors				☐	☐	☐

	Nominees:

	01)	A.J. "Bert" Moyer	04)	Amal Johnson
	02)	Kimberly Alexy	05)	Thomas Pardun
	03)	Michael Burdiek	06)	Larry Wolfe
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2 through 6.		For	Against	Abstain

2.	Advisory Vote on Named Executive Officer Compensation.	☐	☐	☐

3.	Approval of an amendment to the Company's certificate of incorporation to increase the maximum size of the Board of Directors from seven to ten directors.	☐	☐	☐

4.	Approval of an amendment to the CalAmp 2004 Incentive Stock Plan to increase the number of Common Stock shares reserved for issuance thereunder by 2,000,000.	☐	☐	☐

5.	Ratification of the selection of SingerLewak LLP as the independent auditing firm for the Company for the fiscal year ending February 28, 2015.	☐	☐	☐

6.	Transact such other business as may properly come before the meeting and any postponements or adjournments thereof.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the
CalAmp Corp. 2014 Annual Meeting of Stockholders:

The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M76445-P54156

CALAMP CORP.
1401 N. Rice Avenue
Oxnard, California 93030

PROXY FOR 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2014.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CALAMP CORP.

The undersigned stockholder of CalAmp Corp. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2014 Annual Meeting of Stockholders, and hereby appoints A.J. "Bert" Moyer and Michael Burdiek, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, and to vote in their discretion with respect to such other matters (including matters incident to the conduct of the meeting) as may properly come before the meeting, all the shares of Common Stock of the Company held of record by the undersigned on June 4, 2014 at the Annual Meeting of Stockholders to be held on July 29, 2014 and at any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side